UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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StarTek, Inc.
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Business Process Outsourcing

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS — JUNE 14, 2016

PROXY STATEMENT

StarTek, Inc.
8200 East Maplewood Ave., Suite 100
Greenwood Village, Colorado 80111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 14, 2016

To the Stockholders of StarTek, Inc.:

The 2016 Annual Meeting of Stockholders of StarTek, Inc. (“STARTEK”), a Delaware corporation, will be held at the offices of StarTek, Inc., 8200 East Maplewood Ave., Suite 100, Greenwood Village, CO, 80111, on June 14, 2016, at 3:00 p.m. local time, for the following purposes:

1.	To elect six directors to hold office for a term of one year until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified.

2.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the year ending December 31, 2016.

3.    To hold a non-binding advisory vote to approve the compensation of our named executive officers.

4.
To approve the amendment and restatement of our 2008 Equity Incentive Plan to, among other things, increase the maximum number of shares available for award under the plan by 250,000 shares of our common stock.

5.
To approve the amendment and restatement of our Employee Stock Purchase Plan to, among other things, increase the maximum number of shares available for purchase under the plan by 100,000 shares of our common stock.

6.    To consider and act upon such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 18, 2016 are entitled to notice of and to vote at the meeting and any adjournment thereof.

By order of the Board of Directors,

Chad A. Carlson
President and Chief Executive Officer

April 29, 2016

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly voting your shares will save us the expense and extra work of additional solicitation.  Please vote your shares, as instructed in the proxy materials, as promptly as possible.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

STARTEK, INC.

PROXY STATEMENT

STARTEK, INC.
8200 EAST MAPLEWOOD AVE., SUITE 100
GREENWOOD VILLAGE, COLORADO 80111
(303) 262-4500

2016 ANNUAL MEETING OF STOCKHOLDERS
June 14, 2016

This Proxy Statement, or a Notice of Internet Availability of Proxy Materials, was first mailed to our stockholders on or about April 29, 2016. It is furnished in connection with the solicitation of proxies by the Board of Directors of StarTek, Inc., a Delaware corporation, to be voted at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of StarTek, Inc., 8200 East Maplewood Ave., Suite 100, Greenwood Village, CO, 80111, on June 14, 2016, at 3:00 p.m. local time.

OUTSTANDING STOCK AND VOTING RIGHTS

The only outstanding securities entitled to vote at the Annual Meeting are shares of our common stock, $0.01 par value. Stockholders of record at the close of business on April 18, 2016 will be entitled to vote at the Annual Meeting on the basis of one vote for each share held. On April 18, 2016, there were 15,717,179 shares of common stock outstanding.

Under rules of the Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies to our stockholders.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice.  Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy material on the Internet.  If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Proxies will be voted according to the instructions received either on the proxy card or online via the Internet or telephone.  In the absence of specific instructions, proxies will be voted (i) FOR each of the nominees in proposal 1, (ii) FOR proposals 2, 3, 4 and 5 and (iii) in the discretion of the proxy holders on any other matter which properly comes before the Annual Meeting.

Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the Annual Meeting.  A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the Annual Meeting or by timely executing and delivering, by mail, Internet, telephone, or in person at the Annual Meeting, another proxy dated as of a later date.  We will pay the cost of solicitation of proxies.

The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of common stock as of the record date.  Abstentions and broker non-votes (i.e., when a broker does not have or exercise authority to vote on a specific issue) are counted as present in determining whether the quorum requirement is satisfied.  Each stockholder is entitled to cast one vote per share on each matter.

The election of the directors requires a majority (i.e., greater than 50%) of the votes cast in person or by proxy at the Annual Meeting.  If a nominee for director who is an incumbent director is not elected and no successor has been elected at the annual stockholder’s meeting, the director shall promptly tender his or her resignation to the Board of Directors.  The Nominating and Governance Committee of the Board of Directors shall make a recommendation to the Board of Directors whether to accept or reject the resignation.  If accepted, the Board of Directors, at its sole discretion, may fill any resulting vacancy pursuant to the provisions of our Bylaws.  If the election of directors is contested, whereby the number of nominees for election exceeds the number of directors to be elected, then the directors shall be elected by the vote of a plurality of the votes cast.  We do not expect the election of directors at the Annual Meeting to be contested and therefore directors will be elected by a majority of the votes cast.  Cumulative voting is not permitted in the election of directors.

The affirmative vote of the holders of a majority of the shares of our common stock present at the Annual Meeting, whether in person or by proxy, is required to ratify the appointment of our independent registered public accounting firm, approve the amendment and restatement of our 2008 Equity Incentive Plan and approve the amendment and restatement of our Employee Stock Purchase Plan.  The proposal to approve our executive compensation is advisory and not binding on us.  However, we will consider our stockholders to have approved our executive compensation if the number of votes for this proposal exceeds the number of votes against this proposal.

For purposes of the proposals to ratify the appointment of our independent registered public accounting firm, amend and restate our 2008 Equity Incentive Plan and amend and restate our Employee Stock Purchase Plan, and any other matters properly brought before the Annual Meeting, abstentions will have the effect of a vote against the matter. For purposes of the election of directors and the non-binding approval of our executive compensation, abstentions will not affect the vote taken. Broker non-votes will not be considered present and do not affect the vote taken on any matter. Because brokers may not vote uninstructed shares on behalf of their customers for “non-routine” matters, which include the election of directors, approval of our executive compensation, approval of the amendment and restatement of our 2008 Equity Incentive Plan and approval of the amendment and restatement of our Employee Stock Purchase Plan, it is critical that stockholders vote their shares.

The Board of Directors has selected Ed Zschau and Chad A. Carlson, and each of them, to act as proxies with full power of substitution.  Solicitation of proxies may be made by mail, personal interview, telephone and facsimile transmission by our officers and other management employees, none of whom will receive any additional compensation for their soliciting activities.  The total expense of any solicitation will be borne by us and may include reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Unless otherwise noted in this definitive proxy statement, any description of “us,” “we,” “our,” “STARTEK,” etc. refers to StarTek, Inc. and our subsidiaries.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY
DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS

The table below presents information as of April 8, 2016, regarding the beneficial ownership of shares of our common stock by:

•	Each of our directors and the executive officers named in the Summary Compensation Table;

•	Each person we know to have beneficially owned more than five percent of our common stock as of that date; and

•	All of our current executive officers and directors as a group.

	Beneficial Ownership of Shares
Name of Beneficial Owner	Number of Shares (1)	Percentage of Class
A. Emmet Stephenson, Jr. (2)(3)	2,914,382	18.6%
Heartland Advisors, Inc. (4)	1,552,652	9.9%
Privet Fund Management LLC (5)	1,471,055	9.4%
Engine Capital Management, LLC (7)	1,064,872	6.8%
Dimensional Fund Advisors LP (6)	946,316	6.0%
T. Rowe Price Associates (8)	915,750	5.8%
Directors:
Arnaud Ajdler (2)(9)	1,088,366	6.9%
Jack D. Plating (2)(10)	138,602	*
Benjamin L. Rosenzweig (2)(11)	198,874	1.3%
Robert Sheft (2)(11)	221,654	1.4%
Ed Zschau (2)(12)	228,318	1.4%
Named Executive Officers:
Chad A. Carlson (2)(13)	705,197	4.3%
Donald Norsworthy (2)	8,000	*
Rod A. Leach (2)(14)	189,711	1.2%
Peter F. Martino (2)	14,385	*
Jaymes D. Kirksey (2)(15)	66,456	*
Lisa A. Weaver (2)
All Current Directors and Executive Officers as a group (11 persons) (16)	2,859,563	16.6%

*                 Less than one percent.

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Accordingly, share ownership in each case includes shares issuable upon exercise of outstanding options that are exercisable within 60 days after April 8, 2016.  Included in this table are all shares of restricted stock (vested and unvested) and deferred stock units (vested and unvested) as of April 8, 2016.  Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the named persons has sole voting and investment power with respect to the shares shown as beneficially owned.

(2) The address of such person is c/o StarTek, Inc., 8200 East Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111.

(3) This disclosure is based on information provided to us in a questionnaire. Mr. Stephenson has entered into an investor rights agreement with us, which is more fully described on page 29 of this definitive proxy statement.

(4) This disclosure is based on a Schedule 13G/A filed with the SEC by Heartland Advisors, Inc. and William J. Nasgovitz, President and principal shareholder of Heartland Advisors, Inc., on February 5, 2016.  The address of this stockholder is 789 North Water Street, Milwaukee, Wisconsin 53202.  These securities are owned by various individual and institutional investors, including Heartland Value Fund, a series of the Heartland Group, Inc. (which owns 1,400,000 shares, representing 9.0% of the shares outstanding), for which Heartland Advisors, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities.  For purposes of the reporting requirements of the Exchange Act, Heartland Advisors, Inc. and William J. Nasgovitz are deemed to be beneficial owners of such securities; however, Mr. Nasgovitz expressly disclaims that he is, in fact, the beneficial owner of such securities.  Heartland Advisors, Inc. reports shared voting power with respect to 1,550,212 shares and shared dispositive power with respect to 1,552,652 shares.

(5) This disclosure is based on a Schedule 13D/A filed with the SEC by Privet Fund LP on May 15, 2015.  The address of this stockholder is 79 West Paces Ferry Road, Suite 200B, Atlanta, Georgia 30305.  These securities are owned by various individual and institutional investors, including Privet Fund Management LLC (which owns 1,471,055 shares, representing 9.4% of the shares outstanding).  Privet Fund Management LLC reports shared voting power with respect to 1,471,055 shares and shared dispositive power with respect to 1,471,055 shares.

(6) This disclosure is based on a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP on February 9, 2016.  The address of this stockholder is Building One, 6300 Bee Cave Road, Austin, Texas 78746.  For purposes of the reporting requirements of the Exchange Act, Dimensional Fund Advisors LP is deemed to be a beneficial owner of such securities; however, Dimensional Fund Advisors, LP expressly disclaims that it is, in fact, the beneficial owner of such securities.  Dimensional Fund Advisors LP reports sole voting power with respect to 924,065 shares and sole dispositive power with respect to 946,316 shares.

(7) This disclosure is based on a Schedule 13D/A filed with the SEC by Engine Capital, L.P. on March 20, 2015.  The address of this stockholder is 1370 Broadway, 5th Floor, New York, New York 10018.  These securities are owned by various individual and institutional investors, including Engine Capital, L.P., Engine Jet Capital, L.P., P Engine Ltd., Engine Capital Management, LLC, Engine Investments, LLC and Arnaud Ajdler. Engine Capital Management LLC is the investment manager of Engine Capital, Engine Jet Capital and P Engine. Mr. Ajdler serves as the managing member of Engine Management and Engine Investments. Engine Capital, L.P. beneficially owns 628,863 shares, representing 4.0% of the shares outstanding. Engine Jet Capital, L.P. beneficially owns 155,562 shares, representing 1.0% of the shares outstanding. P Engine Ltd. beneficially owns 280,447 shares, representing 1.8% of the shares outstanding. Engine Investments, LLC beneficially owns 784,425 shares, representing 5.0% of the shares outstanding. Engine Capital Management, LLC and Arnaud Ajdler each beneficially own all 1,064,872 shares. Each of the reporting persons expressly disclaims beneficial ownership of the shares directly owned by the other reporting persons except to the extent of his or its pecuniary interest therein.

(8) This disclosure is based on a Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. on February 10, 2016.  The address of this stockholder is 100 East Pratt Street, Baltimore, Maryland 21202.  T. Rowe Price Associates, Inc. reports sole voting power with respect to 101,950 shares and sole dispositive power with respect to 915,750 shares. T. Rowe Price Small-Cap Value Fund, Inc. reports sole voting power with respect to 799,100 shares, representing 5.1% of the shares outstanding.

(9) Includes 23,494 shares of common stock underlying deferred stock units that will settle when the director’s service on the Board of Director terminates. Mr. Ajdler expressly disclaims beneficial ownership of the shares directly owned by the other Engine Capital entities except to the extent of his pecuniary interest therein.

(10) Includes 107,605 shares of common stock underlying vested stock options.

(11) Includes 183,246 shares of common stock underlying vested stock options.

(12) Includes 13,368 shares owned by the Zschau Living Trust and 201,246 shares of common stock underlying vested stock options.

(13) Includes 563,573 shares of common stock underlying vested stock options.

(14) Includes 179,711 shares of common stock underlying vested stock options.

(15) Includes 66,456 shares of common stock underlying vested stock options.

(16) Includes an aggregate of 1,508,577 shares of common stock underlying vested stock options and deferred stock units.

Except as set forth in the table presented previously, we know of no other person that beneficially owns five percent or more of our outstanding common stock.

PROPOSAL 1.

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors must consist of at least one but no more than nine directors.  Each director serves a one-year term (and until his or her successor is elected and qualified).  At the Annual Meeting, our stockholders will elect six directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

The Board of Directors, upon recommendation of the Governance and Nominating Committee, has nominated existing directors Mr. Arnaud Ajdler, Mr. Chad A. Carlson, Mr. Jack D. Plating, Mr. Benjamin L. Rosenzweig, Mr. Robert Sheft and Dr. Ed Zschau for re-election to serve as directors until their terms expire in 2017.  The names of the nominees, their principal occupations, the years in which they became directors and certain other biographical information is set forth below.  In the event any nominee declines or is unable to serve, proxies will be voted in the discretion of the proxy holders.  We have no reason to anticipate that this will occur.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Governance and Nominating Committee and the Board of Directors considered the information in the individual biographies set forth below as well as the record of service to STARTEK of each director nominated for re-election.

Biographical information and qualifications regarding the Board of Director nominees seeking election is as follows:

Arnaud Ajdler Director since 2015 Age 40 Member of the Compensation Committee Member of the Governance and Nominating Committee
Mr. Ajdler is currently Managing Partner of Engine Capital LP, a value-oriented special situations fund. Prior to founding Engine Capital in February 2013, Mr. Ajdler served as a Managing Director of Crescendo Partners II, L.P., an investment management firm, from December 2005 to February 2013. Mr. Ajdler serves as a director of Destination Maternity Corporation (NASDAQ: DEST) and Stewart Information Services Corporation (NYSE: STC). He also served as a director of Imvescor Restaurant Group (TSCX: IRG) from July 2013 until March 2016, as a director of Charming Shoppes, Inc. from 2008 until the company was acquired in June 2012, as a director of O’Charley’s Inc. from March 2008 until the company was acquired in April 2012 and as a director of The Topps Company, Inc. from August 2006 until the company was acquired in October 2007. From June 2004 until June 2006, Mr. Ajdler served as the Chief Financial Officer, a director and the Secretary of Arpeggio Acquisition Corporation. Arpeggio completed its business combination with Hill International, Inc. in June 2006, and until June 2009, Mr. Ajdler served as a director of the surviving company, a NYSE-listed company. Mr. Ajdler is also an Adjunct Professor at Columbia University Business School where he teaches a course in Value Investing. Mr. Ajdler received a B.S. in Engineering from the Free University of Brussels, Belgium, an S.M. in Aeronautics from the Massachusetts Institute of Technology and an MBA from the Harvard Business School.

The Board of Directors believes that Mr. Ajdler’s experience as a managing director of an investment firm that has investments in a broad range of industries, as well as his experience gained from service on the boards of directors of several companies, enables him to provide valuable expertise to the Board.

Chad A. Carlson Director since 2011 Age 50
Mr. Carlson has served as our President and Chief Executive Officer since June 2011, prior to which he served as our Executive Vice President and Chief Operating Officer from June 2010 to June 2011. Previously, Mr. Carlson served as Executive Vice President of Global Operations at Sitel, a global business process outsourcing company.  From 2007 to 2008, Mr. Carlson served as Chief Operating Officer of the Americas and Asia Pacific operations for Sitel, and from 2003 to 2007, he served in the same role for ClientLogic, a global business process outsourcing company, prior to its acquisition of Sitel.  Mr. Carlson has over twenty years of experience in the business process outsourcing industry, serving in a variety of roles. Mr. Carlson received his B.S. in Business Logistics from Pennsylvania State University.

The Board of Directors believes that Mr. Carlson’s strong business background as an operational leader in the business process outsourcing industry is valuable to his service on the Board. The Board also considered his strong leadership and team building skills demonstrated during his tenure as Chief Executive Officer of our Company.

Jack D. Plating Director since 2011 Age 63 Chairman of the Compensation Committee Member of the Audit Committee Member of the Governance and Nominating Committee
Mr. Plating served as Executive Vice President and Chief Operating Officer (COO) of Verizon Wireless (NYSE:  VZ), a leading wireless service provider, from 2007 through 2009.  Mr. Plating oversaw Verizon Wireless’ nationwide sales and customer service operations, product development and marketing.  Prior to serving as the Executive Vice President and COO of Verizon Wireless, Mr. Plating served as the President of Verizon Wireless’ South Area from 2000 through 2007.  From 1989 to 2000, Mr. Plating held several executive management positions with Bell Atlantic Mobile, one of Verizon Wireless’ predecessor companies, including as the company’s Executive Vice President and COO.  Prior to Bell Atlantic Mobile, Mr. Plating held various other management positions within the telecommunications industry, including with Digital Pagin Systems, A+ Communications, Metro Mobile CTS and Motorola Communications and Electronics. Mr. Plating served as a director of Zipit Wireless (privately held) in Greenville, South Carolina from 2011 to 2013. Mr. Plating holds a B.S. in Business Administration and Marketing from the University of Arkansas.

The Board of Directors believes that Mr. Plating’s experience in the telecommunications industry and his experience overseeing customer service operations brings valuable experience to the Board and assists the Company with its global growth and operational improvement initiatives.  The Board also believes Mr. Plating’s extensive leadership experience in senior management positions brings valuable expertise to the Board.

Benjamin L. Rosenzweig Director since 2011 Age 30 Chairman of the Audit Committee Member of the Governance and Nominating Committee
Mr. Rosenzweig is currently a Partner at Privet Fund Management LLC, an investment management firm. Prior to joining Privet in September 2008, Mr. Rosenzweig served as an investment banking analyst in the corporate finance group of Alvarez and Marsal from June 2007 until May 2008, where he completed multiple distressed mergers and acquisitions, restructurings, capital formation transactions and similar financial advisory engagements across several industries. He has considerable financial expertise, including extensive involvement with capital market transactions and turnaround situations. Mr. Rosenzweig graduated Magna Cum Laude from Emory University with a Bachelor of Business Administration degree in Finance and a second major in Economics. Mr. Rosenzweig is currently a director of PFSweb, Inc. (NASDAQ: PFSW) and Hardinge, Inc. (NASDAQ: HDNG) and formerly served on the Board of Directors of RELM Wireless Corporation (NYSE MKT: RWC) from September 2013 to September 2015.

The Board of Directors believes that Mr. Rosenzweig’s experience, background and financial expertise, including extensive involvement with capital markets transactions and turnaround situations, allows Mr. Rosenzweig to bring valuable expertise to the Board.

Robert Sheft Director since 2011 Age 55 Chairman of the Governance and Nominating Committee Member of the Compensation Committee
Mr. Sheft is currently the Executive Chairman of The Home Service Store, Inc., an innovative home improvement company offering shop-at-home services for a broad offering of home improvement products on behalf of retailers nationwide, a position he has held since August 2012. Mr. Sheft also currently serves as a Managing Director at Roark Capital Group, a private equity firm based in Atlanta, which he joined in August 2012. Mr. Sheft was the Founder, President and Chief Executive Officer of Simply Floored LLC, an innovative home improvement company offering shop-at-home services for flooring and insulation, until August 2012. Prior to starting Simply Floored in 2004, Mr. Sheft was the Founder, President and Chief Executive Officer of RMA Home Services, Inc. (RMA), from 1997 until its acquisition by The Home Depot in December 2003. Mr. Sheft built RMA into one of the largest providers of installed siding and window services in the country, with revenues of more than $200 million, customers in more than 1,000 Home Depot stores nationwide, and 1,200 associates operating out of 22 branch offices and a support center in Atlanta. Prior to founding RMA, Mr. Sheft served for five years as a Managing Director of Merchant Banking at First Southwest. He began his career as an attorney in the mergers and acquisitions practice of Skadden, Arps, Slate, Meagher & Flom LLP. From 2006 until 2008, Mr. Sheft served on the board of Marathon Acquisition Corp., a special purpose acquisition company. He is a trustee of Pace Academy in Atlanta where he also chairs the Governance Committee. Mr. Sheft graduated Magna Cum Laude with a Bachelor of Science in Finance from the University of Pennsylvania’s Wharton School and as a James Kent Scholar from the Columbia University School of Law.

The Board of Directors believes that Mr. Sheft’s experience, background and financial expertise, including extensive experience founding, developing and managing companies, allows Mr. Sheft to bring valuable expertise to the Board. In particular, his mergers and acquisitions and legal experience provide the Board with sound advice regarding business development and strategic growth opportunities and corporate governance matters.

Dr. Ed Zschau Director since 1997 Age 76 Chairman of the Board Member of the Audit Committee Member of the Governance and Nominating Committee
Dr. Zschau retired as Visiting Lecturer with rank of Professor in the Department of Electrical Engineering at Princeton University in June 2013, a position he held since 2000. However, he continues to serve as a Senior Research Specialist at Princeton and served as a Lecturer in Electrical Engineering at Princeton from September 1, 2015 through January 31, 2016 and as a Lecturer in Engineering at the University of Nevada, Reno during the fall 2015 semester.  Prior to joining Princeton, he was a Professor of Management at Harvard Business School from September 1997 to August 2000. From April 1993 to July 1995, Dr. Zschau was General Manager, IBM Corporation Storage Systems Division. Earlier in his career, he was Founder and CEO of System Industries, Inc., which became a public company in 1980. From 1999 to 2007, Dr. Zschau was a director of the Reader’s Digest Association, Inc., a publicly traded company at the time, and chaired its Finance Committee. Dr. Zschau is a graduate of Princeton University and received his M.B.A., M.S., and Ph.D. degrees from Stanford University.

The Board of Directors believes that Dr. Zschau’s experience in building a technology company, leading a major division of a large multinational corporation, and teaching in the areas of business and technology at world-class universities brings valuable insight to all significant aspects of our business and to leading our Board of Directors as our Chairman. The Board also considers Dr. Zschau to be a financial expert because of his experience as a public company CEO, an IBM division General Manager, and as a professor at Harvard Business School teaching courses in managerial economics and entrepreneurial finance. With nineteen years on our Board, Dr. Zschau is our longest serving director and has developed a deep knowledge of our business. His long history with our Company, combined with his leadership skills and operating experience, makes him particularly well suited to be our Chairman.

CORPORATE GOVERNANCE

The Board of Directors

The Board of Directors is comprised of Mr. Arnaud Ajdler, Mr. Chad A. Carlson, Mr. Jack D. Plating, Mr. Benjamin L. Rosenzweig, Mr. Robert Sheft and Dr. Ed Zschau. During 2015, the Board of Directors held five meetings, our Audit Committee met four times, our Compensation Committee met four times and our Governance and Nominating Committee met three times.  Each director attended at least 75% of the meetings of the Board and the committees on which they serve.  We do not require that our directors attend our annual meetings of stockholders; however, Mr. Ajdler, Mr. Carlson, Mr. Plating, Mr. Rosenzweig, Mr. Sheft and Dr. Zschau attended the 2015 meeting.

The Board has nominated all incumbent directors to stand for re-election to the Board.

Our Board of Directors has determined that each of Mr. Ajdler, Mr. Plating, Mr. Rosenzweig, Mr. Sheft and Dr. Zschau are “independent” under the regulations of the New York Stock Exchange (the “NYSE”).  None of these directors has any relationship or has been party to any transactions that the Board believes could impair the independent judgment of these directors in considering matters relating to us.

Leadership Structure of our Board

Dr. Zschau has served as our non-executive Chairman since May 2006.  We have maintained a leadership structure since that time with the non-executive Chairman separate from the Chief Executive Officer, although the Board has no formal policy with respect to the separation of such offices.  The independent directors meet regularly without management present, and Dr. Zschau, our Chairman, presides at these meetings.

Our Board of Directors believes that it is the proper responsibility of the Board to determine who should serve as Chairman and/or Chief Executive Officer and whether the offices should be combined or separated. The Board members have considerable experience and knowledge about the challenges and opportunities we face. The Board, therefore, is in the best position to evaluate our current and future needs and to judge how the capabilities of our directors and senior management from time to time can be most effectively organized to meet those needs.  The Board believes that the separate offices of the Chairman and Chief Executive Officer currently functions well and is the optimal leadership structure for us. While the Board may combine these offices in the future if it considers such a combination to be in our best interests, it currently intends to retain this structure.

The Board has three standing committees: the Audit Committee, Compensation Committee and Governance and Nominating Committee, as described below.  The charters for our Audit Committee, Compensation Committee and Governance and Nominating Committee are available on the Behind STARTEK - Investors - Corporate Governance page on our website at www.startek.com.

Audit Committee

Our Board of Directors has an Audit Committee that assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and financial reporting process and our systems of internal accounting and financial controls.  The Audit Committee is also responsible for the selection and retention of our independent auditors, reviewing the scope of the audit function of the independent auditors and approving non-audit services provided to us by our auditors, and reviewing audit reports rendered by our independent auditors. The members of the Audit Committee are Mr. Rosenzweig, Chairman, Mr. Plating and Dr. Zschau, each of whom is an “independent director” as defined by the NYSE’s listing standards and is financially literate. Our Board of Directors has determined that Dr. Zschau qualifies as an “audit committee financial expert” under SEC rules.

Compensation Committee

Our Board of Directors also has a Compensation Committee, which reviews our compensation programs and exercises authority with respect to payment of direct salaries and incentive compensation to our executive officers. In addition, the committee is responsible for oversight of our equity incentive plans. The members of the Compensation Committee are Mr. Plating, Chairman, Mr. Ajdler and Mr. Sheft, each of whom is an “independent director” as defined by the NYSE’s listing standards.

Governance and Nominating Committee

The Governance and Nominating Committee of our Board of Directors is responsible for the nomination of candidates for election to our Board, including identification of suitable candidates, and also oversees our corporate governance principles and recommends the form and amount of compensation for directors to the Board for approval. The Governance and Nominating Committee also administers annual self-evaluations of the Board of Directors and all committees of the Board. The members of the Governance and Nominating Committee are Mr. Sheft, Chairman, Mr. Ajdler, Mr. Plating, Mr. Rosenzweig and Dr. Zschau, each of whom is an “independent director” as defined by the NYSE’s listing standards. Notwithstanding the Governance and Nominating Committee, certain of our nominees to our Board of Directors may be named in the future by certain of our stockholders pursuant to the terms of an Investor Rights Agreement described on page 29 under “Investor Rights Agreement.”

Director Nominations

The Governance and Nominating Committee does not have an express policy with regard to the consideration of any director candidates recommended by our stockholders because our Bylaws permit any stockholder to nominate director candidates, and the committee believes that it can adequately evaluate any such nominees on a case-by-case basis. The committee will consider director candidates proposed in accordance with the procedures set forth on page 44 under “Stockholder Proposals” and will evaluate stockholder-recommended candidates under the same criteria as other candidates.

Although the committee does not currently have formal minimum criteria for director nominees, it considers a variety of factors such as a nominee’s independence, prior board experience, relevant business and industry experience, leadership experience, ability to attend and prepare for Board and committee meetings, ethical standards and integrity, cultural fit with the Company’s existing Board and management, and how the candidate would add to the diversity in backgrounds and skills of the Board.  The Governance and Nominating Committee takes into account diversity considerations in determining our director nominees and believes that, as a group, the nominees bring a diverse range of perspectives to the Board’s deliberations; however, we do not have a formal policy on Board diversity. Any candidate must state in advance his or her willingness and interest in serving on our Board.  In identifying prospective director candidates, the Governance and Nominating Committee seeks referrals from other members of the Board, management, stockholders and other sources. The Governance and Nominating Committee also may, but need not, retain a professional search firm in order to assist it in these efforts. The Governance and Nominating Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

Board’s Role in Risk Oversight

The Board of Directors takes an active role in risk oversight of our Company, both as a full Board and through its committees. The agendas for the Board and committee meetings are specifically designed to include an assessment of opportunities and risks inherent in our Company’s strategies and compensation plans. In 2015, at each regularly scheduled Audit Committee meeting, management presented a summary of enterprise risks, mitigation strategies and progress on previously identified risks and mitigation steps. The Audit Committee then determined whether the mitigation activities were sufficient and whether our Company’s overall risk management process or control procedures required modification or enhancement. The objectives for the risk assessment included (i) facilitating the NYSE governance requirement that the Audit Committee discuss policies around risk assessment and risk management; (ii) developing a defined list of key risks to be shared with the Audit Committee, Board and senior management; and (iii) determining whether there are risks that require additional or higher priority mitigation efforts. We plan on continuing this iterative process in 2016.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines, in accordance with applicable rules and regulations of the SEC and NYSE, to govern the responsibilities and requirements of the Board of Directors. A current copy of our Corporate Governance Guidelines is available on the Behind STARTEK - Investors - Corporate Governance page on our website at www.startek.com.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors and employees, including our principal executive officer, principal financial officer, and principal accounting officer.  The Code of Business Conduct and Ethics is available on the Behind STARTEK - Investors - Corporate Governance page on our website at www.startek.com.  We intend to disclose on our website any amendments to or waivers of the code applicable to our directors, principal executive officer, principal financial officer, chief accounting officer, controller, treasurer and other persons performing similar functions within four business days following the date of such amendment or waiver.

Related Person Transaction Approval Policy

Our Audit Committee reviews and pre-approves transactions we may enter into with our directors, executive officers, principal stockholders (greater than 5%) or persons affiliated with our directors, executive officers or principal stockholders. Our Audit Committee has adopted formal procedures for these reviews. We have a written related person transaction approval policy, which the Audit Committee is responsible for applying.  Transactions subject to this policy include any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company is or will be a participant and in which a related person has a direct or indirect interest.  A related person includes (1) all of our directors and executive officers, (2) any nominee for director, (3) any immediate family member of a director, nominee for director or executive officer and (4) any holder of more than five percent of our common stock, or an immediate family member of such holder.  The standards for approval by the Audit Committee include (i) whether the terms are fair to the Company, (ii) whether the transaction is material to the Company, (iii) the role that the related person has played in arranging the transaction, (iv) the structure of the related person transaction and (v) the interests of all related persons in the transaction.  Furthermore, our Code of Business Conduct and Ethics requires directors and executive officers to disclose any transaction with us in which they may have a direct or indirect interest.

Available Information

Copies of our key corporate governance documents, including the committee charters, described previously, are available on the Behind STARTEK - Investors - Corporate Governance page on our website at www.startek.com.  Any stockholder that wishes to obtain a hard copy of any of these corporate governance documents may do so without charge by writing to: Chief Financial Officer, 8200 East Maplewood Ave., Suite 100, Greenwood Village, Colorado, 80111.

EXECUTIVE OFFICERS

Set forth below is information regarding our executive officers as of April 18, 2016:

Officer Name	Age	Position	Joined STARTEK
Chad A. Carlson	50	President and Chief Executive Officer	2010
Donald Norsworthy	57	Senior Vice President, Chief Financial Officer and Treasurer	2015
Rod A. Leach	48	General Manager and Senior Vice President, Healthcare & Shared Services	2010
Peter F. Martino	49	General Manager and Senior Vice President, Customer Support Services	2014
Jaymes D. Kirksey	60	Senior Vice President, Global Human Resources	2013
John Hoholik	57	Senior Vice President, Sales and Marketing	2015

Mr. Carlson’s biography appears under the heading “Election of Directors.”

Donald Norsworthy; age 57; Senior Vice President, Chief Financial Officer and Treasurer
Mr. Norsworthy currently serves as our Senior Vice President, Chief Financial Officer and Treasurer. Prior to this, he served as Chief Financial Officer of ACCENT Marketing Services, a business process outsourcing company providing contact center services and customer engagement solutions, a position he held from April 2014 until it was acquired by the Company in June 2015. Prior to ACCENT, Mr. Norsworthy was Chief Financial Officer of CKS Packaging, a plastic container manufacturer, from June 2013 to March 2014, and Chief Financial Officer of Integrity Solution Services, a third-party collections company, from August 2011 to June 2013. He served as Chief Financial Officer of Protocol Services Acquisition Corp., a contact center company, from 2006 to 2008 and then served as its Chief Executive Officer from 2008 to 2011.

Rod A. Leach; age 48; General Manager and Senior Vice President, Healthcare & Shared Services
Mr. Leach currently serves as our General Manager and Senior Vice President, Healthcare & Shared Services. Prior to this, he served as Senior Vice President and General Manager, Global Operations from August 2012 through January 2014.  Mr. Leach joined STARTEK in December 2010, as Regional Vice President, Operations. Prior to joining STARTEK, Mr. Leach served as Chief Operations Officer for TMS Health, an emerging healthcare-centric service and support business, from February 2009 until May 2010. From December 2003 until February 2009, Mr. Leach was SVP of Operations for Sitel, a global business process outsourcing company, managing operations for 16 contact centers and 6,000 employees. Prior to his role at Sitel, he co-founded Service Zone, an international contact center company, which grew to nine centers and an $85 million enterprise. The company helped their clients win numerous J. D. Power awards and other customer service awards including the Dell Diamond Award.  Mr. Leach began his career with Gateway where he was the Director of Business Customer Care.

Peter F. Martino; age 49; General Manager and Senior Vice President, Customer Support Services
Prior to joining STARTEK in 2014, Mr. Martino held various positions at Sitel, a global business process outsourcing company, since 2006.  Most recently, he served as General Manager of North America, in which position he led operations in North America with 25 locations and more than 10,000 employees and oversaw over $400 million in annual revenue.  From 2007 to 2012, Mr. Martino served as Senior Vice President of Operations for Sitel, and from 2006 to 2007, he served in the same role for ClientLogic, a global business process outsourcing company, prior to its merger with Sitel. Prior to Sitel, Mr. Martino served as a Senior Director of Global Outsourcing with Microsoft where he was responsible for placement of large-scale global support programs. Mr. Martino has over 19 years’ experience in the BPO industry that includes client and outsourcing senior leadership roles.

Jaymes D. Kirksey; age 60; Senior Vice President, Global Human Resources
Mr. Kirksey joined STARTEK in February 2013 as Senior Vice President of Global Human Resources. Mr. Kirksey served as Senior Vice President of Human Resources at Pendum, LLC, the nation’s largest independent provider of ATM services, from 2010 to 2013. Prior to this role, he served in executive Human Resources positions at a variety of professional services and manufacturing businesses, including Quovadx, Digital Lighthouse, ADT Security Services and United Technologies.  Additionally, Mr. Kirksey led his own Human Resources consulting practice for over five years representing clients such as Hewlett-Packard, Frontier Airlines and Webroot Software, among others.

John Hoholik; age 57; Senior Vice President, Sales and Marketing
Mr. Hoholik joined STARTEK in June 2015 as Senior Vice President, Sales and Marketing. Prior to this, Mr. Hoholik served as Chief Engagement and Solutions Officer of ACCENT Marketing Services, a business process outsourcing company providing contact center services and customer engagement solutions, a position he held from February 2013 until it was acquired by the Company in June 2015. Prior to ACCENT, Mr. Hoholik served as Executive Vice President of William Morris Endeavor and Luumena, a new age marketing firm, a position he held from August 2010 to January 2012. Prior to that, Mr. Hoholik held sales, marketing and technology management positions at various companies.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Design and Objectives

The Compensation Committee of our Board of Directors (the “Committee”) believes in providing an overall compensation structure that attracts, motivates, rewards and retains top talent engaged in achieving our business objectives, which are designed to create value for our stockholders. The principal components of that structure include a base salary, an annual cash incentive, in some cases with the right to convert such cash incentives into stock options, and periodic grants of long-term equity incentives that encourage long-term commitment. A significant portion of our compensation structure is performance-based and reflects our desire to encourage progressive thinking and balanced risk-taking. We believe that this blend of components provides our executive leadership team with the incentives to create long-term value for stockholders while taking thoughtful and prudent risks in the short term.

As noted below, our compensation programs are intended to provide a link between the creation of stockholder value through execution of the Company’s business strategy and the compensation earned by our executive officers and certain key personnel. The objectives of our compensation programs are to:

•	attract, motivate, reward and retain top talent;

•	ensure that compensation is commensurate with our overall performance and increases to stockholder value over the long term; and

•	ensure that our executive officers and certain key personnel have enough financial incentive to motivate them to achieve sustainable, profitable growth in stockholder value.

Compensation Components	Objectives
Base Salary	Provides a fixed salary reflective of individually negotiated arrangements and individual performance
Annual Incentive	Motivates executives to achieve pre-determined, financial and/or strategic goals
Equity Awards	Motivates executives to make sound business decisions that focus on long-term stockholder value creation

We seek to become the trusted partner to our clients and provide meaningful, impactful customer engagement business process outsourcing ("BPO") services. Our approach is to develop relationships with our clients that are truly collaborative in nature where we are focused, flexible and proactive to their business needs.  The end result is the delivery of the highest quality customer experience to our clients’ customers. To achieve sustainable, predictable, profitable growth, our strategy is to:

•	grow our existing client base by deepening and broadening our relationships,

•	diversify our client base by adding new clients and verticals,

•	improve our market position by becoming the leader in customer engagement services,

•	improve profitability through operational improvements, increased utilization and higher margin accounts,

•	expand our global delivery platform to meet our clients' needs, and

•	broaden our service offerings through more innovative, technology-enabled and added-value solutions

Most of our executive officers have been with our Company for a relatively short period of time, and much of their compensation is based on arrangements that were negotiated in connection with their hire. The executive officers listed in the Summary Compensation Table in this Proxy Statement include the individuals named below (referred to as “named executive officers”). The information below also provides highlights of fiscal 2015 compensation decisions impacting each named executive officer:

•
Chad A. Carlson, President and Chief Executive Officer - Mr. Carlson joined our Company in 2010 and was promoted to his current position in June 2011. Mr. Carlson’s base salary was increased from $440,000 to $500,000 effective February 22, 2015.

•
Donald Norsworthy, Senior Vice President, Chief Financial Officer and Treasurer - Mr. Norsworthy joined our Company on November 16, 2015. His base salary in 2015 was $275,000. He was not eligible for an annual incentive in 2015, but he has an annual incentive target of 75% of his base salary for the 2016 annual incentive plan. In connection with commencement of his employment, Mr. Norsworthy received a $25,000 sign-on bonus and stock options to purchase 75,000 shares of our common stock, which options will vest in full three years from the date of grant.

•
Rod A. Leach, General Manager and Senior Vice President, Healthcare & Shared Services - Mr. Leach joined our Company in December 2010 and was promoted to his current position in January 2014. Mr. Leach’s base salary was increased from $237,500 to $250,000 effective December 6, 2015.

•	Peter F. Martino, General Manager and Senior Vice President, Customer Support Services - Mr. Martino joined our Company in January 2014. His base salary in 2015 was $250,000.

•
Jaymes D. Kirksey, Senior Vice President, Global Human Resources - Mr. Kirksey joined our Company in February 2013. Mr. Kirksey’s base salary was increased from $215,000 to $225,000 effective February 22, 2015, and his annual incentive target was increased from 50% of his base salary to 60% of his base salary on February 17, 2015.

•
Lisa A. Weaver, former Senior Vice President, Chief Financial Officer and Treasurer - Ms. Weaver joined our Company in November 2011. She ceased serving as our Senior Vice President, Chief Financial Officer effective November 16, 2015, and her employment terminated December 1, 2015. Ms. Weaver’s base salary was increased from $255,000 to $280,000 effective February 22, 2015, and her annual incentive target was increased from 60% of her base salary to 75% of her base salary on February 17, 2015, although Ms. Weaver was not eligible for an incentive payout because her employment terminated prior to the end of the fiscal year.

Stockholder Approval of Executive Compensation

At our 2015 Annual Meeting, our stockholders approved our executive compensation by a vote of 99% of the votes cast. Our Compensation Committee considered this high level of stockholder approval as an indication that our stockholders approved our compensation philosophy and program. Accordingly, our Compensation Committee determined that no changes needed to be considered as a result of the vote.  The incremental changes in our executive compensation for fiscal 2015 were made on the basis of the factors described in this Compensation Discussion and Analysis and are consistent with the same general philosophy that stockholders supported last year.

Elements of the Executive Compensation Structure

Our compensation structure is significantly performance-based, but also reflects our desire to discourage excessive short-term risk-taking. The structure rewards our executives with a blend of fixed base salary, short-term incentives, and long-term rewards. We believe that this blend of components provides the executive leadership team with the incentives to create value for stockholders while taking thoughtful and prudent risks to grow the value of our Company. The Compensation Committee and Audit Committee work closely to ensure that there is a shared risk assessment view.

Our executive compensation structure is composed of three elements of remuneration:

•
Base pay, along with a suite of retirement, health, and welfare benefits. Our executives receive the same retirement, health, and welfare benefits package as provided to all of our exempt employees. The tier of remuneration for supplemental Company-paid life insurance, long-term disability and accidental death and dismemberment insurance, given market and economic conditions, is viewed by the Compensation Committee as appropriate to attract and retain high-quality executives.

•	Short-term incentives are focused on a combination of Company financial performance and achievement of key strategic initiatives.

•
Long-term incentives are designed to reward the achievement of sustainable growth in stockholder value. These long-term incentives are typically in the form of stock options and/or restricted stock awards granted under our 2008 Equity Incentive Plan with time and/or performance vesting triggers.

Our approach to allocating between long-term and short-term compensation is based on the following key assumptions:

•
The majority of an executive’s cash compensation comes in the form of a base salary. The cash from these base salaries can be enhanced by the payment of a bonus that is based on achievement of financial and/or strategic objectives. By linking the annual incentive bonus to Company performance, we can provide incentive for our executives to improve key business drivers and, thus, revenue and profitability.

•
We expect that in the long run, the bulk of executive officer compensation will come from stock price appreciation and other long-term incentives. Executives are allocated equity upside to ensure that they will be rewarded for sustained increases in stock value. We believe that we can drive increases in stock value through sustainable growth and improvement in profitability, as well as by maintaining credibility in the marketplace. Through these means, we hope to motivate our executives to create the kind of sustained increase in share value that will reward stockholders and executives alike.

Short-Term Incentive Plan Structure

The short-term incentive plan is designed to keep executives focused on improving revenue growth and operational efficiencies while decreasing our non-operating expenses. In 2015, short-term performance goals for executives were a combination of Company financial goals and three key objectives focused on creating long-term stockholder value.

Determining Long-Term Incentive Awards

Long-term incentives provided to our executives consist of equity grants in the form of stock options or restricted stock grants that are designed to retain key personnel and keep executives focused on increasing long-term stockholder value through sustainable improvements in our business as reflected in our stock price. Pressure, real or perceived, to achieve short-term earnings goals could create a temptation to slow longer-term growth. However, the combination of growth and sustained improvement in profitability is necessary for sustained improvement in our stock value. Accordingly, the long-term incentives keep executives focused on both our short- and long-term success.

To align long-term incentives with performance, the grant date fair value of annual long-term incentive awards, which have been granted in the form of stock options with three year cliff vesting, was set at 30% (or, 50% in the case of the CEO) of the executive’s short-term incentive payout. Accordingly, stock options granted in 2015 had a grant date fair value equal to 30% (or, 50% in the case of the CEO) of the executive’s short-term incentive payout for fiscal 2014. For stock options to be granted with respect to fiscal 2015 short-term incentive payouts, the stock options to be granted as annual long-term incentives would have been 60% (or, 100% in the case of the CEO) of the executive’s short-term incentive payout for fiscal 2015 if we achieved the target level of financial performance under the short-term incentive plan. However, the financial metrics for fiscal 2015 were not achieved, so the stock options granted in 2016 for fiscal 2015 performance were equal to 30% (or, 50% in the case of the CEO) of the executive’s short-term incentive payout for fiscal 2015.

In addition, the Compensation Committee may approve other equity awards from time to time for various purposes, including awards made to newly hired employees.

2015 Compensation Decisions

Benchmarking of Compensation and Determination of Base Pay

We did not engage in any specific benchmarking when setting executive compensation for fiscal year 2015. Since most of our executives have been with us for less than five years, their compensation, particularly their base salaries, are the result of arrangements individually negotiated when the executive officers were hired and are reflected in their employment agreements or offer letters. Adjustments to compensation levels are based on Company and individual performance and changes in position responsibilities or promotions to reflect the Compensation Committee’s subjective assessment of the impact of those changes on compensation levels. We did not make any significant changes in compensation levels for fiscal 2015, and the only changes we did make to base salary and short-term incentive plan levels were modest adjustments to reflect the executives’ tenure and better alignment with the Compensation Committee’s general sense of market pay levels. The Compensation Committee did not retain a consultant to recommend or evaluate the compensation decisions related to fiscal 2015.

2015 Executive Incentive Plan

The Compensation Committee approves the Executive Incentive Plan, which is our short-term incentive plan, based on related corporate financial targets set annually by the Board of Directors. The Executive Incentive Plan can be changed, suspended or eliminated, in whole or in part, at any time, with or without notice to participants. All named executive officers participate (or will participate) in the Executive Incentive plan.

Payments made under the 2015 Executive Incentive Plan were subject to Company financial objectives and certain strategic objectives. For 2015, the overall incentive payment potentials for the executive officers identified in the Summary Compensation Table below who received payouts ranged from 60% to 100% of each executive officer’s base salary, as follows:

•	President and Chief Executive Officer 100%

•	General Manager and Senior Vice President, Healthcare & Shared Services 60%

•	General Manager and Senior Vice President, Customer Support Services 60%

•	Senior Vice President, Global Human Resources 60%

Earned incentives for 2015 were paid for full-year performance in March 2016. The incentive plan targets reward those results that support our strategy to grow and improve the profitability of our business. Of the total, 30% was based on Adjusted EBITDA (defined as net income (loss) plus income tax expense (benefit), interest expense (income), impairment losses and restructuring charges, depreciation and amortization expense, (gains) losses on disposal of assets and stock compensation expense), 45% was based on Revenue, and 25% was based on three key strategic objectives:

•	>10 New Logos with >$25 million ACV (10%) - executing contracts with at least ten new customers with aggregate annual contract values totaling at least $25 million

•	>$5 million billed in new or expanded service offerings (10%) - billing customers for an aggregate of at least $5 million of service offerings beyond traditional services provided to those customers

•	IT Cost/Seat (5%) - information technology costs per employee

For 2015, we established the following financial targets with sliding scales from minimum to maximum for Adjusted EBITDA and Revenue, and the following strategic objectives. No payments can be earned if minimum thresholds are not met. (Dollars in millions, except IT Cost/Seat.)

Financial Metric	Goal	Threshold to Earn Payout	% Achieved	% Payout	% Weighting of Overall Goals	% Earned Payout
Adjusted EBITDA	$15.0	$12.8	33.5%	0%	30%	0%
Revenue	$285.0	$267.9	84.8%	0%	45%	0%
Strategic Objective
> 10 New Logos with >$25.0 ACV	N/A	N/A	100%	100%	10%	10%
> $5.0 billed in new or expanded service offerings	>$5.0	>$5	100%	100%	10%	10%
IT Cost/Seat	$185.0	$185.0	31.35%	0%	5%	0%
					Total Earned:	20%

The contributions and results of ACCENT, which was acquired by us in fiscal 2015, were excluded from the achievement calculations.

Based on achievement of financial targets, the following payouts were earned by our named executive officers for operational performance in 2015:

•	Mr. Carlson $98,290

•	Mr. Leach $28,607

•	Mr. Martino $30,000

•	Mr. Kirksey $26,829

Mr. Norswothy was not eligible for a bonus payment under the 2015 Executive Incentive Plan because his employment did not commence until November 2015, and Ms. Weaver was not eligible for a bonus payment because her employment terminated prior to the end of the fiscal year.

Settlement of Bonuses in Stock Options

To further encourage alignment with the interests of our stockholders, our Compensation Committee permitted our executive officers to elect to receive all of their bonus payments under the 2015 Executive Incentive Plan in the form of stock options. The number of stock options granted to each executive who elected stock options was based on the Black-Scholes value of a share of our common stock subject to the award on the date the payouts were approved. The options are immediately vested upon issuance and have a term of ten years. Messrs. Carlson and Kirksey each elected to receive 50% of their 2015 bonus payments in the form of stock options.

Sign-On Bonus for Mr. Norsworthy

In connection with Mr. Norsworthy’s commencement of employment, we provided him with a $25,000 sign-on bonus, less required tax withholding. Mr. Norsworthy must repay a pro-rated portion of this bonus if he voluntarily leaves the Company within the first twelve months of his employment. We provided this sign-on bonus to incentivize Mr. Norsworthy to accept our offer of employment, which required him to establish a residence in Denver, Colorado.

2015 SVP-GM Sales Commission Plan

In connection with their positions within our Company, Messrs. Leach and Martino are also eligible to earn certain commissions under our 2015 SVP-GM Sales Commission Plan. The 2015 Sales Commission Plan provides that each eligible employee may earn a monthly commission for each qualifying Statement of Work (SOW) or amendment to an SOW for which that employee is substantially responsible, and that is a source of new revenue for us. The commissions are paid monthly and calculated as the net revenue we recognize from a qualifying SOW for the month, multiplied by the employee’s applicable target incentive percentage. Commissions can be earned for up to three years following execution of the SOW. In the event two or more eligible employees are otherwise eligible for a commission under this plan for a particular program, the commission will be split among them as determined by the CEO. Commencing in fiscal 2016, other than payout of commissions earned under the 2015 Sales Commission Plan, Messrs. Leach and Martino will be compensated solely under the Executive Incentive Plan and will not be eligible for commissions, unless otherwise approved by the Compensation Committee.

2015 Long-Term Compensation

The Compensation Committee has awarded stock options and restricted stock awards under our 2008 Equity Incentive Plan. Thus far, other equity-based incentives have not been considered, but they may be considered in the future. Options and restricted stock awards bear a relationship to the achievement of our long-term goals in that both increase in value as our stock increases in value. A significant portion of management’s compensation package is equity-based; as such, management bears significant exposure to downside equity risk as the income they derive from these stock-based awards is contingent upon our stock’s appreciation in the marketplace. The Compensation Committee has carefully evaluated the cost of the grants of stock options and restricted stock awards to our executive officers. It will continue to evaluate the cost of stock options and restricted stock awards and other forms of equity compensation vehicles against the benefit those vehicles are likely to yield in building sustainable share value.

In 2015, the Compensation Committee made grants to eligible executives of stock options as described above under “Determining Long Term Incentive Awards.” As described above, the stock options granted to all executive officers, other than Mr. Norsworthy, had a grant date fair value equal to 30% of the executive officer’s short-term incentive payout for fiscal 2014 (or, 50% in the case of the CEO). The options granted to Mr. Norsworthy were granted in connection with his appointment as Senior Vice President, Chief Financial Officer and Treasurer. These grants were in addition to any stock options the executive officers received in connection with their election to receive a portion of their annual incentive payout in the form of stock options. Long-term incentive equity grants made to our executive officers during 2015 are as follows:

•	Mr. Carlson: 29,124 options

•	Mr. Norsworthy: 75,000 options

•	Mr. Leach: 5,706 options

•	Mr. Martino: 5,506 options

•	Mr. Kirksey: 4,304 options

•	Ms. Weaver: 6,127 options

All of the long-term incentive awards cliff vest three years from the date of grant and have a term of ten years. The three year cliff vesting is intended to incentivize retention and long-term performance.

Equity Grants and Market Timing

We have not granted equity awards in coordination with the release of material, non-public information, and our equity award grant practices are separate from discussions regarding the release of such information. The Compensation Committee makes the decision to grant stock options or restricted stock awards when new hires occur and when the Compensation Committee determines that additional equity grants are appropriate to reward and motivate performance or necessary to retain key talent. The Compensation Committee has approved guideline ranges for new hires by level of position to ensure our ability to attract and retain key employees. Grants are made on the date the Compensation Committee approves the grants and are not matched to other specific Company events, except, in the case of a grant to a new hire whose employment has not commenced, the grant date is the date he or she commences employment.

Except as stated below, we have no program, plan, or practice of awarding options and setting the exercise price based on any price other than the fair market value of our stock on the grant date. Our 2008 Equity Incentive Plan defines “fair market value” as the closing price of one share of our common stock on the trading day on which such fair market value is determined (i.e., the grant date).

Compensation Committee Discretion

The Compensation Committee retains the authority to review executive officer base compensation and approve increases based on general performance and market norms. The Compensation Committee also retains the authority to make long-term incentive grants (historically, stock options and restricted stock) based on several factors described in this Compensation Discussion and Analysis. The Committee intends to retain the discretion to make decisions about executive officer base compensation and certain levels of stock option grants without predetermined performance goals.

Policy Regarding Adjustment of Awards if Relevant Performance Measures Are Restated or Adjusted

Our Board may request disgorgement from an executive officer should a restatement occur that would have materially affected the amount of a previously paid award.

Severance Arrangements

We have entered into employment agreements with each of our named executive officers. The Compensation Committee believes that it is in the best interests of the Company and our stockholders to design compensation programs that assist us in attracting and retaining qualified executive officers, assure that we will have the continued dedication of our executive officers in the event of a pending, threatened or actual change of control, provide certainty about the consequences of terminating certain executive officers’ employment, protect us by obtaining non-compete covenants from certain executive officers that survive a termination of employment not involving a change of control, and to obtain a release of any claims from those former executive officers. Accordingly, the agreements generally provide for certain benefits if the executive officer’s employment or executive officer’s service is terminated involuntarily by us without cause, or in the case of the Chief Executive Officer and Chief Financial Officer, if they resign for good reason. In June 2011, the Committee instructed that any future agreements be limited to six month’s severance. In November 2015, the Committee provided enhanced severance benefits for our named executive officers and certain other members of our senior leadership team in the event the executive’s employment is terminated without cause or for good reason upon, or within two years after, the consummation of a change of control. The severance arrangements of our named executive officers are further described below under “Employment Agreements.”

Impact of Accounting and Tax Treatment on Various Forms of Compensation

We take into account the impact of accounting and tax treatment on each particular form of compensation. Certain of our incentive payments are designed so that they may be deductible under Section 162(m) of the Internal Revenue Code (the “Code”). However, our Compensation Committee retains the right to grant compensation that may not be fully deductible. We believe that the amount of any non-deductible compensation is not material. Where possible, we seek to administer our programs in such a manner that they do not constitute deferred compensation under Code Section 409A. Consistent with our practice over the last several years, we no longer provide tax gross-ups in the event of a change of control in which excise taxes are due pursuant to Section 280G and related sections of the Code. We closely monitor the accounting treatment of our equity compensation plans, and in making future grants, we consider the applicable accounting treatment.

Ownership Requirements and Policies Regarding Hedging Risk in Company’s Equity Securities

We have, from time to time, had stock ownership guidelines for outside directors and executives; however, in February 2013, our Compensation Committee suspended the guidelines as the Company has recently experienced significant changes in leadership and most directors and executives have not been around for the five-year period during which they had to comply with the guidelines. The Compensation Committee will revisit the issue of stock ownership guidelines periodically in light of its compensation philosophy and application to our directors and executives serving at the time. We do not have any policies regarding hedging economic risk and ownership of Company stock, but also have not had directors or executives engage in hedging or pledging activities.

The Role of Executive Officers in Determining Compensation

The Compensation Committee has an annual process for CEO evaluation, which includes input by all of the independent directors. The CEO makes no recommendation for his own pay, but does provide the Compensation Committee with compensation recommendations for his direct reports based on their overall performance.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.

Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2016 Notice of Annual Meeting and Proxy Statement.

By the Compensation Committee:
Mr. Jack D. Plating, Chairman
Mr. Arnaud Ajdler
Mr. Robert Sheft

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information concerning the compensation earned in fiscal years 2015, 2014 and 2013 by the individuals who served as Chief Executive Officer and Chief Financial Officer in 2015 and the next three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of fiscal 2015 (collectively referred to as the “named executive officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($) (a)		Option Awards ($) (b)	Non-Equity Incentive Plan Compensation ($) (a)	All Other Compensation ($) (c)	Total ($)
Chad A. Carlson, President, CEO and Director	2015	488,462		—		164,738	98,290	12,934	764,424
	2014	438,317		—		164,708	329,416	11,157	943,598
	2013	415,015		62,463		773,585	145,042	9,503	1,405,608

Donald Norsworthy, Senior Vice President,	2015	35,962		—		180,773	—	231	216,966
Chief Financial Officer and Treasurer (d)

Rod A. Leach, General Manager and Senior	2015	323,644	(e)	—		32,276	28,607	11,395	395,922
Vice President, Healthcare & Shared Services	2014	244,767		—		32,272	107,573	11,030	395,642
	2013	237,509		21,445		130,932	49,804	10,522	450,212

Peter F. Martino, General Manager and Senior	2015	316,426	(f)	—		31,144	30,000	12,439	390,009
Vice President, Customer Support Services	2014	247,605	(f)	50,000	(g)	406,730	103,799	1,427	809,561

Jaymes D. Kirksey, Senior Vice President,	2015	223,077		—		24,345	26,829	10,251	284,502
Global Human Resources

Lisa A. Weaver, former Senior Vice President,	2015	261,192		—		34,651	—	12,481	308,324
Chief Financial Officer and Treasurer (h)

(a)
The amounts disclosed under Non-Equity Incentive Plan Compensation reflect payouts under the annual executive incentive plan. Messrs. Carlson and Kirksey elected to receive 50% of their total non-equity incentive plan compensation payout amount for fiscal 2015 above in the form of stock options and 50% in cash. As a result, Mr. Carlson received an option to purchase 15,187 shares of our common stock and Mr. Kirksey received 4,145 shares of our common stock, each at $4.62 per share. The options were granted on January 26, 2016, the date of certification of the results under the incentive plan, were fully vested upon grant and expire ten years from the grant date.

(b)
The amounts shown in this column reflect the aggregate grant date fair value of stock awards and options granted to each named executive officer during 2015, 2014 and 2013, respectively. This does not reflect amounts paid to or realized by the named executive officers. See Note 11 to our consolidated financial statements for the year ended December 31, 2015 for information on the assumptions used in accounting for equity awards.

(c)
Included in All Other Compensation for 2015 are employer contributions related to our 401(k) Plan (Mr. Carlson, $9,275; Mr. Leach, $10,600; Mr. Martino, $9,463; Mr. Kirksey, $8,182; and Ms. Weaver, $8,981), health insurance premiums (Mr. Carlson, $2,976; Mr. Norsworthy, $231; Mr. Leach, $112; Mr. Martino, $2,976; Mr. Kirksey, $112; and Ms. Weaver, $2,817) and premiums for group term and disability insurance (Mr. Carlson, $683; Mr. Leach, $683; Mr. Kirksey, $1,957; and Ms. Weaver, $683).

(d)	Mr. Norsworthy joined our company and was appointed our Senior Vice President, Chief Financial Officer and Treasurer effective November 16, 2015.

(e)	Mr. Leach’s salary included commissions of $85,904 in fiscal 2015.

(f)	Mr. Martino’s salary included commissions of $66,426 in fiscal 2015 and $8,676 in fiscal 2014.

(g)	In 2014, Mr. Martino received a $50,000 signing bonus as an inducement to join the Company.

(h)	Ms. Weaver resigned as Senior Vice President, Chief Financial Officer and Treasurer effective December 1, 2015.

GRANTS OF PLAN-BASED AWARDS IN 2015

The following table includes plan-based awards made to named executive officers in 2015.

		Estimated Potential Payouts Under Non-Equity Incentive Plan Awards (a)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Aggregate Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Chad A. Carlson		(b)	491,452	589,742
	2/17/15				29,124 (c)	8.85	164,738
	2/17/15				13,340 (d)	8.85	82,354

Donald Norsworthy (e)	11/16/15				75,000 (c)	3.80	180,773

Rod A. Leach		(b)	143,034	171,641
	2/17/15				5,706 (c)	8.85	32,276

Peter F. Martino		(b)	150,000	180,000
	2/17/15				5,506 (c)	8.85	31,144

Jaymes D. Kirksey		(b)	134,145	160,974	4,304 (c)	8.85	24,345
	2/17/15				3,286 (d)	8.85	20,288
	2/17/15

Lisa A. Weaver		(b)	207,329	248,795
	2/17/15				6,127 (c)	8.85	34,651

(a)	Non-equity incentive plan refers to our 2015 Executive Incentive Plan.

(b)	See “Compensation Discussion and Analysis-2015 Executive Incentive Plan” for a discussion of the levels of achievement of various metrics that could yield a partial payout.

(c)
These stock options were granted as annual long-term incentives. The grant date fair value is equal to 30% (or, 50% in the case of Mr. Carlson) of the executive’s fiscal 2014 short-term incentive payout. The stock options cliff vest three years from the date of grant.

(d)
The stock options were granted to Messrs. Carlson and Kirksey in connection with their election to receive 50% of their fiscal 2014 short-term incentive payouts in the form of fully vested stock options.

(e)	Mr. Norsworthy joined the Company November 16, 2015 and, therefore, was not eligible to participate in the 2015 Executive Incentive Plan.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR END

The following table identifies the exercisable and unexercisable option awards for each of the named executive officers as of December 31, 2015.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Chad A. Carlson	2/17/2015	13,340	—	8.85	2/17/2025	(a)
	2/17/2015	—	29,124	8.85	2/17/2025	(b)
	3/7/2014	20,905	—	7.00	3/7/2024	(a)
	3/7/2014	—	22,884	7.00	3/7/2024	(b)
	2/25/2013	42,477	—	4.56	2/25/2023	(a)
	2/25/2013	—	42,477	4.56	2/25/2023	(b)
	2/14/2013	—	200,000	4.42	2/14/2023	(b)
	6/24/2011	157,440	—	3.80	6/24/2021	(c)
	6/14/2010	71,747	—	4.79	6/14/2020	(c)

Donald Norsworthy	11/16/2015	—	75,000	3.80	11/16/2025	(b)

Rod A. Leach	2/17/2015	—	5,706	8.85	2/17/2025	(b)
	1/15/2013	50,000	—	4.11	1/15/2023	(b)
	5/7/2012	20,000	—	1.84	5/7/2022	(b)
	4/4/2012	34,711	—	2.12	4/4/2022	(a)
	7/25/2011	25,000	—	3.62	7/25/2021	(c)
	12/7/2010	50,000	—	4.44	12/7/2020	(c)

Peter F. Martino	2/17/2015	—	5,506	8.85	2/17/2025	(b)
	1/20/2014	—	85,000	6.75	1/20/2024	(b)

Jaymes D. Kirksey	2/17/2015	3,286	—	8.85	2/17/2025	(a)
	2/17/2015	—	4,304	8.85	2/17/2025	(b)
	3/7/2014	9,025	—	7.00	3/7/2024	(a)
	2/4/2013	—	50,000	4.23	2/4/2023	(b)
Lisa A. Weaver (d)

(a)	Options vest immediately.

(b)	Options fully vest after three years.

(c)	Options vest as to 25% of the option shares on the first anniversary of the date of grant and 2.0833% of the shares each month thereafter for 36 months.

(d)	Ms. Weaver exercised all of her vested options in December 2015, and all of her unvested options expired upon her termination of employment on December 1, 2015.

2015 OPTION EXERCISES AND STOCK VESTED

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)
Chad A. Carlson	95,813	313,447
Lisa A. Weaver	85,000	112,200

EMPLOYMENT AGREEMENTS

Chad A. Carlson

On June 24, 2011, we entered into an Employment Agreement with Chad A. Carlson that replaced the previous employment agreement with Mr. Carlson, dated May 26, 2010.  The Employment Agreement provides for an initial annual salary of $415,000, subject to periodic review and adjustment by the Compensation Committee.

Pursuant to Mr. Carlson’s Employment Agreement, he is eligible to participate in the Company’s annual incentive bonus plan with a bonus potential of 100% of his then-current annual base salary at 100% target attainment pursuant to the Company’s incentive bonus plan.

Mr. Carlson’s employment with the Company can be terminated at any time for any reason by the Company or Mr. Carlson.  However, if Mr. Carlson’s employment is terminated without cause, or if Mr. Carlson resigns with good reason, he will be entitled to receive the equivalent of twelve months of his then-current annual base salary, payable on the same basis and at the same time as previously paid, and he will be entitled to receive his annual bonus for the year of termination, pro-rated for time and performance.  In addition, if Mr. Carlson timely elects continuation of health insurance pursuant to COBRA, the Company will reimburse Mr. Carlson for a portion of his COBRA premiums that is equal to the Company’s monthly percentage contribution toward his health benefit premiums as of the date of termination for a period of eighteen months.  In addition, pursuant to an amendment to his Employment Agreement approved by the Compensation Committee on November 23, 2015, if Mr. Carlson’s employment with the Company is terminated without cause or he resigns for good reason upon, or within two years after, the consummation of a change of control, Mr. Carlson will receive a lump sum payment equal to twenty-four months of his then-current annual base salary, as well as the health insurance benefits described above for a period of eighteen months. Severance and other benefits payable in connection with a change of control may be reduced if such benefits would be subject to taxation under Section 280G of the Internal Revenue Code to provide the greatest after-tax benefits.  All payments are contingent upon compliance with non-compete and non-solicit covenants.

The Employment Agreement also provides for non-disclosure by Mr. Carlson of the Company’s confidential or proprietary information and includes covenants by Mr. Carlson not to compete with the Company or hire or solicit its employees, suppliers and customers, in each case for a restricted period equal to twelve months following termination of employment.  Mr. Carlson also assigned to the Company any rights he may have to intellectual property that may be conceived in the scope of his employment.

Donald Norsworthy

On November 16, 2015, we entered into an Employment Agreement with Mr. Norsworthy in connection with his appointment as our Senior Vice President, Chief Financial Officer and Treasurer.  The Employment Agreement provides for an annual salary of $275,000, subject to periodic review and adjustment by the Company.  Mr. Norsworthy will also be paid a signing bonus of $25,000, less deductions, paid in two equal payments in January 2016 and April 2016, provided he remains employed by the Company. Mr. Norsworthy will be required to repay a pro-rated portion of the signing bonus if he voluntarily leaves the Company during the first year. Mr. Norsworthy will be eligible to participate in the Company’s annual executive incentive plan commencing in fiscal 2016 with a bonus potential of 75% of his base salary.  The agreement also provides for the grant of stock options to purchase 75,000 shares of the Company’s common stock on the date Mr. Norsworthy commenced employment with the Company, which was November 16, 2015. The stock options will vest in full three years from the date of grant, subject to the other terms of the option agreement.

Mr. Norsworthy’s employment with the Company can be terminated at any time for any reason by the Company or Mr. Norsworthy.  However, if Mr. Norsworthy’s employment is terminated without cause or he resigns with good reason, he will be entitled to receive six months of his then-current annual base salary payable on the same basis and at the same time as previously paid, commencing on the first regularly scheduled pay date following termination.  In addition, if Mr. Norsworthy timely elects continuation of health insurance pursuant to COBRA, the Company will reimburse him for a portion of his

COBRA premiums that is equal to the Company’s monthly contribution toward his health benefit premiums as of the date of termination for a period of six months.  In addition, if Mr. Norsworthy’s employment with the Company is terminated without cause or he resigns for good reason upon, or within two years after, the consummation of a change of control, Mr. Norsworthy will receive a lump sum payment equal to twelve months of his then-current annual base salary, as well as the health insurance benefits described above for a period of twelve months.

The Employment Agreement also provides for non-disclosure by Mr. Norsworthy of the Company’s confidential or proprietary information and includes covenants by Mr. Norsworthy not to compete with the Company or hire or solicit its employees, suppliers and customers, in each case for a restricted period equal to twelve months following termination of employment.

Other Named Executive Officers

We are parties to Employment Agreements with each of the other named executive officers (Messrs. Leach, Martino and Kirksey) that provide for the executive’s initial base salary and annual incentive bonus plan, expressed as a percentage of base salary. The Employment Agreements also provide for any initial equity grants.

Each named executive officer’s employment with the Company can be terminated at any time for any reason by the Company or the executive.  However, if the executive’s employment is terminated without cause, he will be entitled to receive six months of his then-current annual base salary payable on the same basis and at the same time as previously paid, commencing on the first regularly scheduled pay date following termination.  In addition, pursuant to an amendment to the Employment Agreements approved by the Compensation Committee on November 23, 2015, if the executive’s employment with the Company is terminated without cause or the executive resigns for good reason upon, or within two years after, the consummation of a change of control, the executive will receive a lump sum payment equal to twelve months of his then-current annual base salary, as well as the health insurance benefits described above for a period of twelve months.

The Employment Agreements also provides for non-disclosure by the executives of the Company’s confidential or proprietary information and includes covenants by the executives not to compete with the Company or hire or solicit its employees, suppliers and customers, in each case for a restricted period equal to twelve months following termination of employment.

We were a party to an Employment Agreement with Ms. Weaver prior to her termination of employment on December 1, 2015 that provided the same severance benefits as available to Mr. Norsworthy; however, no amounts were paid or payable to Ms. Weaver in connection with her voluntary resignation from the Company.

Acceleration of Equity Awards upon Change of Control

The options that have been granted to each of the named executive officers have been granted under the 2008 Equity Incentive Plan, as amended (“2008 EIP”). Unless otherwise provided in an award agreement, if a change of control (generally defined as a transaction involving a merger or consolidation of the Company or a sale of substantially all of the Company’s assets) occurs, then each outstanding award under the 2008 EIP that is not yet vested will immediately vest with respect to 50% of the shares that were unvested immediately before the change of control. If, in connection with a change of control, the awards under the 2008 EIP were either continued in effect or assumed or replaced by the surviving corporation, and within two years after the change of control, a participant is involuntarily terminated other than for cause (or, for certain awards, termination with good reason), then each such outstanding award will immediately become vested and exercisable in full and will remain exercisable for twenty-four months. In the event that awards will be cancelled because they are not assumed or replaced by the surviving corporation, they will immediately vest.

Potential Payments Upon Termination or Change of Control

A summary of the potential payments that each of our named executive officers would have received upon involuntary termination without “cause” or resignation for “good reason” (as described in each respective named executive officer’s Employment Agreement summary, above) and upon a termination related to change of control (as described in each respective named executive officer’s Employment Agreement summary, above), assuming that each triggering event occurred on December 31, 2015, is set forth below. Ms. Weaver resigned from our Company effective December 1, 2015 and was not entitled to any payments or benefits in connection with her resignation.

	Involuntary termination without “cause” (or, for Messrs. Carlson and Norsworthy, resignation for “good reason”) absent change of control (a)
	Continuation of Salary ($)	Non-Equity Incentive Plan Compensation/ Bonus ($)	Continuation of Health Benefits ($)	Total ($)
Chad A. Carlson	500,000	98,290	20,601	618,891
Donald Norsworthy	137,500	N/A	7,561	145,061
Rod A. Leach	125,000	N/A	—	125,000
Peter F. Martino	125,000	N/A	6,867	131,867
Jaymes D. Kirksey	112,500	N/A	—	112,500

(a)
Under the terms of Mr. Carlson’s Employment Agreement, if Mr. Carlson’s employment is terminated without cause, or if Mr. Carlson resigns for good reason, he will be entitled to receive (i) the equivalent of twelve months of his then-current annual base salary, (ii) his annual non-equity incentive plan bonus for the year of termination, pro-rated for time and performance, and (iii) if timely elected, reimbursement for a portion of his COBRA premiums equal to the Company’s monthly percentage contribution toward his health benefit premiums as of the date of termination for a period of eighteen months.  The amounts listed above under Non-Equity Incentive Plan Compensation/Bonus represent the amounts earned under the non-equity incentive bonus plan during 2015. Under the terms of each other executive’s Employment Agreement, if the executive’s employment is terminated without cause (or, in the case of Mr. Norsworthy, if he resigns for good reason), he will be entitled to receive (i) the equivalent of six months of his then-current annual base salary and (ii) if timely elected, reimbursement for a portion of his COBRA premiums that is equal to the Company’s monthly contribution toward his health benefit premiums as of the date of termination for a period of six months.

	Change of control (a)	Involuntary termination without “cause” or resignation for “good reason” upon, or within two years after, a “change of control” (b)
	Acceleration of Equity Awards ($) (c)	Continuation of Salary ($)	Continuation of Health Benefits ($)	Acceleration of Equity Awards ($) (a)	Total ($)
Chad A. Carlson	—	1,000,000	20,601	—	1,020,601
Donald Norsworthy	—	275,000	15,123	—	290,123
Rod A. Leach	—	250,000	—	—	250,000
Peter F. Martino	—	250,000	13,734	—	263,734
Jaymes D. Kirksey	—	225,000	—	—	225,000

(a)
Unless otherwise provided in an award agreement, if a change of control (generally defined as a transaction involving a merger or consolidation of the Company or a sale of substantially all of the Company’s assets) occurs, then each outstanding award under the 2008 EIP that is not yet vested will immediately vest with respect to 50% of the shares that were unvested immediately before the change of control. If, in connection with a change of control, the awards under the 2008 EIP were either continued in effect or assumed or replaced by the surviving corporation, and within two years after the change of control, a participant is involuntarily terminated other than for cause, then each such outstanding award will immediately become vested and exercisable in full and will remain exercisable for twenty-

four months. The table above shows the value as of December 31, 2015 of the acceleration of equity awards (i.e., 50% of unvested shares) if a change of control occurred on December 31, 2015.

(b)
Under the terms of their Employment Agreements, if a named executive officer’s employment with the Company is terminated without cause or such named executive officer resigns for good reason upon, or within two years after, the consummation of a change of control, such named executive officer will receive a lump sum payment equal to twelve months (twenty-four months for the Chief Executive Officer) of his then-current annual base salary, as well as the health insurance benefits described above for a period of twelve months (eighteen months for the Chief Executive Officer).

(c)	All stock options were either fully vested or had exercise prices below the market value at December 31, 2015.

Summary of “Good Reason,” “Cause” and “Change of Control” in Employment Agreements and 2008 EIP

In general, “good reason” includes:

(a)    reduction of base salary, bonus, or benefits except as part of across-the-board reductions of all of our executive officers;
(b)    assignment of duties that are substantially inconsistent with their position with us and not a reasonable advancement for them; or
(c)    the executive’s principal place of performing services for us being relocated more than 60 miles from its current location.

In general, the definition of “cause” includes:

(a)    incompetence;
(b)    failure or refusal to perform required duties;
(c)    violation of law (other than traffic violations, misdemeanors or similar offenses), court order, regulatory directive, or agreement;
(d)    material breach of the executive’s fiduciary duty to us; or
(e)    dishonorable or disruptive behavior that would be reasonably expected to harm us or bring disrepute to us, our business, or any of our customers, employees or vendors.

In general, the definition of “change of control” includes:

(a)    an acquisition by any person of beneficial ownership of 30% or more of our then outstanding shares of common stock or the combined voting power of our then outstanding voting securities;
(b)    incumbent members of our board of directors ceasing for any reason to constitute at least a majority of the board;
(c)    our consummation of a reorganization, merger or consolidation with or into another entity, unless our stockholders immediately prior to such transaction own at least a majority of the outstanding shares of common stock and the combined voting power of the outstanding voting securities of the surviving or acquiring entity resulting from the transaction;
(d)    our consummation of the sale or other disposition of all or substantially all of our assets; or
(e)    approval by the stockholders of our complete liquidation or dissolution.

COMPENSATION OF DIRECTORS

The following table presents the total compensation for each non-employee director who served as a member of our Board of Directors during 2015. In 2015, we did not pay any other compensation to the members of our Board of Directors.

Name	Stock Awards(a) ($)	Option Awards(a) ($)	Total ($)
Arnaud Ajdler	58,848	—	58,848
Jack D. Plating	22,494	67,511	90,005
Benjamin L. Rosenzweig	—	90,013	90,013
Robert Sheft	—	90,013	90,013
Ed Zschau	—	90,013	90,013

(a)
The amounts shown in these columns reflect the aggregate grant date fair value of stock awards and options granted to each director during 2015. This does not reflect amounts paid to or realized by the directors.  See Note 11 to our consolidated financial statements for the year ended December 31, 2015 for information on the assumptions used in accounting for equity awards.

Members of the Board of Directors are compensated entirely with equity awards.  At the start of each quarter, members of the Board of Directors, at their option, may elect to receive (1) stock options to purchase shares of common stock with a fair value equivalent to $22,500 (calculated using the Black-Scholes pricing model), (2) common stock with a grant date fair value of $22,500, (3) deferred stock units with a fair value equivalent to $22,500 or (4) any combination of options, stock and deferred stock units.  Upon the date of grant, the members of the Board of Directors are immediately vested in the stock options or stock.

As of December 31, 2015, our current non-employee directors had the following outstanding equity awards:

Name	Aggregate number of stock options	Aggregate number of deferred stock units
Arnaud Ajdler	—	12,156
Jack D. Plating	91,484	—
Benjamin L. Rosenzweig	167,125	—
Robert Sheft	167,125	—
Ed Zschau	185,125	—

CERTAIN TRANSACTIONS

Review, Approval and Ratification of Related Party Transactions

Pursuant to the Audit Committee Charter, the Audit Committee of the Board of Directors reviews periodically, but at least annually, a summary of our transactions with our directors and executive officers and with firms that employ directors, as well as any other material related party transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  This list of transactions is compiled via questionnaires that are distributed annually to all our directors and officers and upon initial employment and/or election to the Board.  The Audit Committee has adopted a related person transaction approval policy, described on page 11, which sets forth guidelines for the review and approval of related party transactions.

Investor Rights Agreement

We entered into an investor rights agreement with A. Emmet Stephenson, Jr. that took effect on June 9, 2004 and terminates if Mr. Stephenson ceases to beneficially own at least 10% of our common stock. The agreement provides that, subject to the Board of Directors’ fiduciary duties under applicable law, we will nominate for election to our Board of Directors designees named by Mr. Stephenson representing (i) a number of directors equal to one less than a majority of the Board if there is an odd number of directors, or two less than a majority if there is an even number of directors, so long as Mr. Stephenson, together with members of his family, beneficially owns 30% or more of our outstanding common stock or (ii) one director, so long as Mr. Stephenson, together with members of his family, beneficially owns between 10% and 30% of our outstanding common stock. The agreement also required that we amend Article II, Section 6 of our Bylaws to provide that a holder of 10% or more of our outstanding common stock is entitled to call a special stockholders meeting. The investor rights agreement provides that so long as Mr. Stephenson, together with members of his family, beneficially owns 10% or more of our outstanding common stock, Article II, Section 6 of the Bylaws, as amended, may not be further amended by our Board of Directors without Mr. Stephenson’s consent.

On February 1, 2014, we entered into an amendment to the investor rights agreement removing the inclusion of shares of common stock held by members of Mr. Stephenson’s family in determining beneficial ownership. Mr. Stephenson owned approximately 19% of our outstanding common stock as of April 8, 2016.  Accordingly, Mr. Stephenson currently has the right to elect one director; however, none of the nominees named in Proposal 1 were nominated by Mr. Stephenson.
Mr. Stephenson’s nominees under these provisions need not be independent or meet other specific criteria, so long as a majority of the members of our Board are independent under the rules of the SEC and the NYSE.

The rights provided to Mr. Stephenson in the investor rights agreement may not be transferred to any third party other than to Mrs. Stephenson, upon the death or incompetence of Mr. Stephenson and to her estate, upon the subsequent death or incompetence of Mrs. Stephenson. Mr. Stephenson does not have the right to vote shares of stock held by other members of the Stephenson family.

Settlement and Standstill Agreement with Privet and A. Emmet Stephenson, Jr.

On May 5, 2011, the Company entered into a Settlement and Standstill Agreement with Privet Fund LP, Privet Fund Management LLC, Ryan Levenson, Ben Rosenzweig, A. Emmett Stephenson, Jr. and Toni E. Stephenson pursuant to which Mr. Rosenzweig and Mr. Sheft were appointed to our Board. Pursuant to the agreement, Privet Fund LP, Privet Fund Management LLC, Mr. Levenson and Mr. Rosenzweig agree that neither they, nor any of their respective affiliates will, while Messrs. Rosenzweig and Sheft serve on the Board, engage in, among other things, any proxy solicitation with respect to the securities of the Company or any tender offer, business combination or restructuring with respect to the Company, and will not to seek to place a representative on the Board, seek the removal of any member of the Board or change the size or composition of the Board.

Nomination and Standstill Agreement with Engine Capital

On March 19, 2015, the Company entered into a Nomination and Standstill Agreement with Engine Capital, L.P., Engine Jet Capital, L.P., P Engine Ltd., Engine Investments, LLC, Engine Capital Management, LLC and Arnaud Ajdler (the “Engine Capital Group”) pursuant to which the Company agreed to nominate Mr. Ajdler to the Board at the 2015 Annual Meeting. The Company agreed to use the same solicitation efforts on behalf of Mr. Ajdler as for all other nominees. Under the agreement, if at any time, the Engine Capital group ceases to own at least 3% of the common stock of the Company (other than as a result of dilutive issuances by the Company), Mr. Ajdler will promptly resign from the Board. While serving on the Board, Mr. Ajdler agrees to be bound by all policies, codes and guidelines (including the Company’s insider trading policy) applicable to directors of the Company. Pursuant to the agreement, the Engine Capital Group agreed that neither they, nor any of their respective affiliates will, until Mr. Ajdler ceases to serve as a director on the Board, engage in, among other things, any proxy solicitation with respect to the securities of the Company or any tender offer, business combination or restructuring with respect to the Company, and will not seek to place a representative on the Board, seek the removal of any member of the Board or change the size or composition of the Board.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
EKS&H LLLP served as our independent registered public accounting firm for the year ended December 31, 2015. We anticipate that a representative of EKS&H LLLP will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions. The Audit Committee and the Board of Directors has appointed EKS&H LLLP to serve as our independent registered public accounting firm for the year ending December 31, 2016.
Change of Independent Registered Public Accounting Firm
Previous Independent Registered Public Accounting Firm
On March 21, 2014, our Audit Committee dismissed Ernst & Young LLP, which had been serving as our independent registered public accounting firm. The decision was recommended and approved by the Audit Committee of our Board of Directors.
During the year ended December 31, 2013 and the subsequent interim period through and including March 21, 2014, there were no (i) disagreements between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their reports on the financial statements for such years or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The report of Ernst & Young LLP on our consolidated financial statements as of and for the year ended December 31, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
New Independent Registered Public Accounting Firm
On March 21, 2014, our Audit Committee approved the engagement of EKS&H LLLP to audit our financial statements for the year ending December 31, 2014.
During the year ended December 31, 2013 and the subsequent interim period through and including March 21, 2014, we did not consult with EKS&H LLLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that EKS&H LLLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

AUDIT AND NON-AUDIT FEES

The aggregate fees billed for services rendered by EKS&H LLLP during the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Audit fees (1)	$344,637	$250,500
Audit related fees (2)	148,075	—
Tax fees	—	—
All other fees (3)	76,784	45,000
Total	$569,496	$295,500

(1)	Audit fees for services consisted of audits of our annual financial statements and internal controls over financial reporting and reviews of our Quarterly Reports on Form 10-Q.

(2)	Audit-related fees for 2015 consisted of services related to the audit of financial statements of ACCENT Marketing Services L.L.C. in connection with our acquisition of ACCENT.

(3)	All other fees for 2015 and 2014 included assistance with mergers and acquisitions due diligence and expatriate services.

In accordance with our Audit Committee Charter, the Audit Committee approves in advance any and all services provided by our independent registered public accounting firm, including audit engagement fees and terms and non-audit services provided to us by our independent auditors (subject to the de minimis exception for non-audit services contained in the Exchange Act), all as required by applicable law or listing standards. The independent auditors and our management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

The Audit Committee has determined that the non-audit services provided by EKS&H LLLP were compatible with maintaining the firms’ independence.

The Audit Committee and the Board of Directors unanimously recommend that our stockholders vote “FOR” ratification of EKS&H LLLP as our independent registered public accounting firm for the year ending December 31, 2016.

 AUDIT COMMITTEE REPORT

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls and disclosure controls and procedures.  In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 with management, which review included a discussion of the application of generally accepted accounting principles, the reasonableness of significant estimates and judgments, and the clarity and completeness of disclosures in the financial statements.

The Audit Committee discussed with our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the application of generally accepted accounting principles and such other matters as are required to be discussed between the Audit Committee and the independent registered public accounting firm under Public Company Accounting Oversight Board standards.  The Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence.  In addition, the Audit Committee has considered the effect that all other fees paid to the independent registered public accounting firm may have on its independence.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls, and the overall quality of our financial reporting.  The Audit Committee held four meetings during 2015.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

By the Audit Committee:
Mr. Benjamin L. Rosenzweig, Chairman
Mr. Jack D. Plating
Dr. Ed Zschau

PROPOSAL 3.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Exchange Act, our stockholders have an opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2015 executive compensation programs and policies and the compensation paid to our named executive officers.

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the primary objectives of our compensation program, including our executive compensation program are to:

•	attract, motivate, and retain superior talent;

•	ensure that compensation is commensurate with our overall performance and increases to stockholder value over the long term; and

•	ensure that our executive officers and certain key personnel have enough financial incentive to motivate them to achieve sustainable growth in stockholder value.

Accordingly, we are asking that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the “Compensation Discussion and Analysis” and the compensation tables and narrative discussion contained in the “Compensation of Executive Officers” section in this Proxy Statement.

This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s annual compensation to our named executive officers. Your advisory vote will serve as an additional tool to guide our Board of Directors and the Compensation Committee in continuing to improve the alignment of our executive compensation programs with the interests of the Company and our stockholders, and is consistent with our commitment to high standards of corporate governance.

Our Board of Directors unanimously recommends that our stockholders vote “FOR” the executive compensation of our named executive officers as disclosed in this Proxy Statement.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Board of Directors, it will not create or imply any additional fiduciary duty on the part of the Board of Directors, and it will not restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. If there are a significant number of negative votes, we will seek to understand the concerns that influenced the vote, and the Compensation Committee will consider them in making future decisions about executive compensation arrangements.

PROPOSAL 4.

APPROVAL OF AMENDMENT AND RESTATEMENT OF 2008 EQUITY INCENTIVE PLAN

Introduction
On April 21, 2016, the Board of Directors approved, subject to stockholder approval, an amendment and restatement of the StarTek, Inc. 2008 Equity Incentive Plan (the “Restated 2008 Plan”) and directed that the Restated 2008 Plan be submitted for approval by our stockholders at our 2016 Annual Meeting of Stockholders. The Restated 2008 Plan provides the following substantive changes from the current plan:

•	Increase the number of shares available under the plan by 250,000 shares; and

•	Extend the term of the plan to ten years from the date of stockholder approval of the Restated 2008 Plan.
In addition, the Restated 2008 Plan includes other ancillary changes that reflect current market terms and best practices for equity compensation plans.
The StarTek, Inc. 2008 Equity Incentive Plan (the “2008 Plan”) was adopted by the Board of Directors and approved by the stockholders in May 2008, and the Board and our stockholders have approved amendments of the 2008 Plan from time to time to increase the number of shares available under the 2008 Plan and effect certain other amendments. The following table summarizes information regarding awards outstanding and shares remaining available for grant under the 2008 Plan as of April 8, 2016:

	Shares Subject to Options Outstanding	Full-Value Awards Outstanding(1)	Shares Remaining Available for Future Grant
	2,492,537	138,974	157,112

Weighted-Average Exercise Price of Options	$4.70
Weighted-Average Remaining Term of Options	6.949
_______________
(1) “Full value” awards are equity awards other than stock options and stock appreciation rights.
The full text of the Restated 2008 Plan is set forth in Exhibit A to this Proxy Statement. The following summary description is qualified in its entirety by reference to the full text of the Restated 2008 Plan.
Background of the Proposal to Approve the Restated 2008 Plan
In considering whether to propose an increase in the number of shares available under the 2008 Plan and how many shares to recommend, the Board of Directors considered many factors, including the following:

•
Compensation Philosophy - As described above in “Compensation Discussion and Analysis,” the Compensation Committee (the “Committee”) views long-term equity awards as a key component of the Company’s executive compensation program and believes that use of equity awards helps align the interests of management with those of our stockholders and motivate our executives to make sound business decisions focused on long-term stockholder value creation. In addition, as described above under “Compensation of Directors,” our non-employee directors are currently compensated solely in the form of equity awards that are granted under the 2008 Plan. Accordingly, approval of the Restated 2008 Plan is critical to our ability to continue our current director compensation program.

•
Shareholder Value Transfer - The Board is recommending an increase in the number of shares of common stock that the Committee believes balances the desire of the Committee to continue granting equity awards over the next couple years with the interests of our stockholders in minimizing dilution. The Committee evaluated the value of available shares and outstanding plan awards as a percentage of the Company’s market capitalization and determined that authorizing 250,000 additional shares of stock for issuance under the plan, in addition to shares remaining available for issuance under the 2008 Plan, was reasonable.

•
Historical Burn Rate - The Company is committed to managing its use of equity incentives prudently to balance the benefits equity compensation brings to our compensation program with the dilution it causes our other shareholders.

As part of its analysis when considering approval of the Restated 2008 Plan, the Board considered our annual “burn rate,” or the number of shares subject to equity awards granted in each of the past three fiscal years divided by the weighted average number of shares outstanding for each of those fiscal years, and noted that our three-year average burn rate is below the suggested burn-rate cap published by Institutional Shareholder Services Inc., a leading proxy advisory service, for our industry classification.

•
Overhang Percentage - The Board considered the percentage that the number of shares currently underlying outstanding awards under the 2008 Plan represents as a percentage of our common shares. Our Board believes that the awards outstanding under the 2008 Plan were granted in the best interests of our Company and stockholders and appropriately scaled the request for authorized shares under the Restated 2008 Plan so as not to increase the overhang percentage unnecessarily.

•	Inclusion of New Best Practices - The Restated 2008 Plan incorporates certain current best practices in compensation governance that were not previously included in the 2008 Plan, such as:

◦
No Liberal Share Recycling - We may not add back to the Restated 2008 Plan’s share reserve shares that are delivered or withheld to pay the exercise price of an option award or to satisfy a tax withholding obligation in connection with any awards, shares that we repurchase using option exercise proceeds and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of that award upon its exercise.

◦	Minimum Vesting Period - Subject to limited exceptions, a minimum vesting or performance period of one year is prescribed for all awards.

•	Continuation of Other Best Practices - The Restated 2008 Plan continues many best practices in compensation governance that were also included in the 2008 Plan, such as:

◦	Independent Administration - Administration of the Restated 2008 Plan by the Company’s Compensation Committee, which consists solely of independent directors;

◦
No In-the-Money Option or Stock Appreciation Right Grants - The Restated 2008 Plan prohibits the grant of options or stock appreciation rights with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards”);

◦
Dividend Restrictions - Any dividends, distributions or dividend equivalents payable with respect to the unvested portion of a performance-based award will be subject to the same restrictions applicable to the underlying shares, units or share equivalents;

◦
No Repricing Without Stockholder Approval - Repricing of stock options and stock appreciation rights is prohibited under the Restated 2008 Plan without stockholder approval, including any action to cancel such award for cash or other property or the grant of a full value award at a time when the exercise price of the award is greater than the current fair market value of a share of our common stock; and

◦
Clawback Provision - Awards granted under the Restated 2008 Plan shall be subject to clawback on the terms of any clawback policy adopted by the Board in the future in response to the SEC or stock exchange rules.

•
Expected Duration - The Board expects that if the Restated 2008 Plan is approved by our stockholders, the shares available for future awards will be sufficient for currently anticipated needs for approximately two years. Expectations regarding future share usage under the Restated 2008 Plan are based on a number of assumptions such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the Restated 2008 Plan reserve upon awards’ expiration, forfeiture or cash settlement, and the future performance of our stock price. While the Board believes that the assumptions it used are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized.

Purpose of the Restated 2008 Plan
The purpose of the Restated 2008 Plan is to attract, motivate and retain the best available personnel and align their interests with those of our stockholders, thereby promoting our long-term success and increases in stockholder value. The Restated 2008 Plan also functions as the source of compensation for our non-employee directors, who are currently compensated solely in the form of equity awards.

Administration

The Restated 2008 Plan will be administered by the Compensation Committee of our Board of Directors. The Committee has the authority to determine to whom awards will be granted, the timing, type and amount of any award and other terms and conditions of awards. Subject to certain requirements, the Committee may cancel or suspend an award, accelerate vesting or extend the exercise period of an award, or otherwise amend the terms and conditions of any outstanding award. No action of any kind may be taken, however, to decrease the exercise price of any stock option or stock appreciation right without stockholder approval. The Committee may establish, amend or rescind rules in order to administer the Restated 2008 Plan. The Committee may delegate its authority under the Restated 2008 Plan to one or more of our non-employee directors or executive officers with respect to the determination and administration of awards for participants who are not considered officers, directors or 10% stockholders under applicable federal securities laws.

The Restated 2008 Plan provides that members of the Committee must be “outside directors” for purposes of Section 162(m), as well as “independent directors” within the meaning of the rules and regulations of the NYSE and “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

Eligibility

Any employee, non-employee director, consultant or advisor who is a natural person and who provides services to us, or to a parent or subsidiary corporation of ours, is eligible to participate in the Restated 2008 Plan. Individuals who we desire to induce to become employees, non-employee directors, consultants or advisors are also eligible to participate, as long as the grant is contingent upon the individual becoming an employee, non-employee director, consultant or advisor. All of our approximately 13,700 employees and our five non-employee directors are eligible to receive equity awards under the Restated 2008 Plan. Only employees are eligible for grants of Incentive Stock Options (as defined below).

Number of Shares Available for Issuance

As indicated above, as of April 8, 2016, there were 157,112 shares remaining available for issuance under the 2008 Plan. The total number of shares available for issuance is subject to adjustment in connection with certain changes in capitalization and may be increased under circumstances described in the following paragraph. If the Restated 2008 Plan is approved by the stockholders, an additional 250,000 shares will be available for award under the Restated 2008 Plan.

The number of shares available for issuance under the Restated 2008 Plan will be increased to the extent that an award under the Restated 2008 Plan or an award that was outstanding under the Company’s prior equity compensation plans on the date the stockholders originally approved the 2008 Plan is forfeited, expires, is settled for cash or otherwise does not result in the issuance of all of the shares subject to the award. However, any shares tendered or withheld to pay the exercise price of an option award, any shares tendered or withheld to satisfy a tax withholding obligation in connection with any award, any shares repurchased by us using option exercise proceeds and any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of that award on its exercise will not replenish the Restated 2008 Plan share reserve.

All of the shares authorized for grant may be granted as Incentive Stock Options. The aggregate number of shares subject to options and/or stock appreciation rights that may be granted during any calendar year to any participant cannot exceed 750,000. If the number of shares subject to an award is variable at the grant date, or if two or more types of awards are granted in tandem such that the exercise of one type cancels at least an equal number of shares of the other, the maximum number of shares that could be received will be counted against the limit prior to the settlement of an award. If we grant awards under the Restated 2008 Plan in substitution for, or in connection with the assumption of, existing awards issued by a company that we acquire, the shares subject to those awards will not be counted against the share limits established under the Restated 2008 Plan. In addition, if a company we acquire has shares remaining available for issuance under a pre-existing stockholder-approved plan, the number of those shares (adjusted as necessary to reflect valuation or exchange ratios in connection with the acquisition) may be used to make awards under the Restated 2008 Plan to individuals who were not our employees or directors prior to the acquisition.

General Terms of Awards

Award Agreements. Except for awards that involve only the immediate issuance of unrestricted and fully vested shares, each award will be evidenced by an agreement setting forth the number of shares subject to the award, along with other terms and conditions as determined by the Committee.

Vesting and Term. Each agreement will set forth the period until the award is scheduled to expire, which will not be more than ten years from the grant date, and the performance period. The Committee may determine the vesting conditions of awards; however, subject to certain exceptions, an award that is not subject to the satisfaction of performance measures may not fully vest or become fully exercisable earlier than three years from the grant date, and the performance period for an award subject to performance measures may not be shorter than one year.

Transferability. Awards may not be sold, assigned, transferred, exchange or encumbered, other than by will or the laws of descent and distribution. The Committee may provide that an award is transferable by gift to certain family members. Each participant may designate a beneficiary to exercise any award or receive payment under any award payable on or after the participant’s death.

Termination of Service. Upon termination of service for cause, all unexercised options and stock appreciation rights and all unvested portions of any other outstanding awards will immediately be forfeited without consideration. Upon termination of service for any other reason, all unvested and unexercisable portions of any outstanding awards will be immediately forfeited without consideration. Upon termination of service for any reason other than cause, death or disability, the currently vested and exercisable portions of awards may be exercised within three months of the date of termination. Upon termination of service due to death or disability, the currently vested and exercisable portions of awards may be exercised within six months of termination. All of the foregoing provisions may be changed if expressly provided for in an individual award agreement.

Types of Awards

The types of awards that may be granted under the Restated 2008 Plan include restricted stock awards, restricted stock unit awards, stock option awards, stock appreciation rights and performance units. The Committee also has the discretion to grant other types of awards, as long as they are consistent with the terms and purposes of the Restated 2008 Plan. In addition to the general terms of all the awards, as described above, the basic characteristics of the awards that may be granted under the Restated 2008 Plan are as follows:

Restricted Stock Awards. Restricted stock awards are subject to vesting conditions and other restrictions as determined by the Committee. Unvested shares of restricted stock are subject to transfer restrictions, and book entries or stock certificates evidencing the shares will bear a restrictive legend to that effect until such shares have vested. Participants who receive restricted stock awards are entitled to all the other rights of a stockholder, including the right to receive dividends and the right to vote the shares of restricted stock, unless otherwise provided in the applicable award agreement.

Restricted Stock Units. Restricted stock unit awards are subject to vesting conditions and other restrictions as determined by the Committee. After a restricted stock unit award vests, payment will be made to the participant in the form of cash, shares or a combination of cash and shares as determined by the Committee, and within the time period after vesting as will qualify the payment for the “short-term deferral” exemption from Section 409A of the Internal Revenue Code (“Section 409A”).

Stock Option Awards. The agreement pursuant to which a stock option is granted will specify whether it is an Incentive Stock Option or a Non-Statutory Stock Option. Non-Statutory Stock Options are all stock option awards that do not meet the requirements of Incentive Stock Options, as described below. The exercise price will be determined by the Committee and may not be less than the fair market value of a share of common stock on the grant date. The exercise price is payable in full at the time of exercise and may be paid in cash and/or, if permitted by the Committee, by withholding shares issuable upon exercise or delivery of shares already owned by the participant. Each option is exercisable in whole or in part on the terms provided in the agreement, but in no event will an option be exercisable after its scheduled expiration.

An option will be considered an Incentive Stock Option only if (i) the participant receiving the award is an employee, (ii) it is designated as an Incentive Stock Option in the agreement, and (iii) the aggregate fair market value of the shares subject to Incentive Stock Options held by the participant that first become exercisable in any calendar year does not exceed $100,000. A participant may not receive an Incentive Stock Option under the Restated 2008 Plan if, immediately after the grant of the award, the participant would own shares with more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation of the Company, subject to certain exceptions.

Stock Appreciation Rights. An award of a stock appreciation right entitles the participant to receive, upon exercise of the award, all or a portion of the excess of (i) the fair market value of a specified number of shares as of the date of exercise over (ii) a specified exercise price that will not be less than 100% of the fair market value of the shares on the grant date. Each stock appreciation right is exercisable in whole or in part on the terms provided in the agreement, but in no event will a stock appreciation right be exercisable after its scheduled expiration. Upon exercise, payment may be made to the participant in the form of cash, shares or a combination of cash and shares, as determined by the Committee. The agreement may provide for a limitation upon the amount or percentage of total appreciation on which payment may be made upon exercise.

Performance Units. An award of performance units entitles the participant to future payments of cash, shares or a combination of cash and shares, as specified by the Committee in the award agreement, based upon the achievement of a specified level of one or more performance measures over the course of a performance period. The agreement will specify the nature and requisite level of achievement for each performance measure, the length of the performance period, and may provide that a portion of the award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the award. Payment of any performance unit award will be made within the time period after vesting that will qualify the payment for the “short term deferral” exemption from Section 409A. The agreement may permit the acceleration of the performance period and an adjustment of performance measures and payments with respect to some or all of the performance units upon the occurrence of certain events. The agreement may also provide for a limitation on the value of an award of performance units that a participant may receive.

Effect of a Change in Control

Unless otherwise provided in an award agreement, if a change in control, generally involving a merger or consolidation of our Company or a sale of substantially all of our Company’s assets, occurs, then each outstanding award that is not yet fully exercisable or vested will immediately become exercisable or vested with respect to 50% of the shares that were unexercisable or unvested immediately before the change in control. If, in connection with a change in control, the awards were either continued in effect or assumed or replaced by the surviving corporation, and within two years after the change in control, a participant is involuntarily terminated other than for cause, then each outstanding award will immediately become vested and exercisable in full and will remain exercisable for 24 months.

Corporate Transactions

In the event of certain corporate transactions, as defined under the Restated 2008 Plan, the Committee may protect outstanding stock options and stock appreciation rights by providing for the substitution of awards issued by the surviving corporation, or the Committee may provide written notice prior to the occurrence of the transaction that each outstanding stock option or stock appreciation right will be cancelled at the time of, or immediately prior to the occurrence of, the corporate transaction in exchange for payment within 20 days of the transaction. The amount of the payment would equal the “spread” between an award’s exercise price and the fair market value of the underlying shares at the time of the transaction. In the case of cancellation, outstanding awards will immediately become exercisable in full during the period between the provision of written notice and the time of cancellation.

Performance-Based Compensation

If the Committee determines that an award, other than an option or stock appreciation right award, is granted to a participant who is an executive officer and is, or is likely to be, a “covered employee” for purposes of Section 162(m), then the lapsing of restrictions on the award and the distribution of cash, shares or other property pursuant to the award may be made subject to the achievement of one or more performance measures, as described below. When establishing performance measures for a performance period, the Committee may exclude amounts or charges relating to an event or occurrence that the Committee determines, consistent with the requirements of Section 162(m), should appropriately be excluded. The Committee may also adjust performance measures for a performance period to the extent permitted by Section 162(m) to prevent the dilution or enlargement of a participant’s rights with respect to performance-based compensation. The Committee will determine any amount payable in connection with such an award consistent with the requirements of Section 162(m), and may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an award. Subject to adjustment in the event of certain changes in capitalization, no participant may be granted performance-based compensation in any calendar year with respect to more than 300,000 shares, for awards denominated in shares, and the maximum dollar value payable to any participant in any 12-month period with respect to performance-based compensation denominated in cash is $2,000,000.

With respect to recipients who are “covered employees” under Section 162(m), the performance measures are set by the Committee at the start of each performance period and are based on one or a combination of two or more of the following performance criteria: net sales; net earnings; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share (basic or diluted); profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on net sales) or by the degree to which any of the foregoing earnings measures exceed a percentage of net sales; cash flow; market share; margins (including, but not limited to, one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; revenue growth; operating income; pre- or after-tax income; cash flow per share; operating assets; improvement in or attainment of expense levels or cost savings; economic value added; and improvement in or attainment of working capital levels. Any performance measure utilized may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, and may relate to one or any combination of corporate, group, unit, division, affiliate or individual performance.

Duration, Amendment and Termination

The Restated 2008 Plan will remain in effect until all shares subject to it are distributed, all awards have expired or terminated, the Restated 2008 Plan is terminated, or the date that is ten years from the date of stockholder approval of the Restated 2008 Plan (i.e., June 14, 2026), assuming that the Restated 2008 Plan is approved by stockholders no later than June 30, 2016, whichever occurs first. The Board may at any time terminate, suspend or amend the Restated 2008 Plan. The Company shall submit any amendment of the Restated 2008 Plan to its stockholders for approval if the rules of the principal securities exchange on which the shares are then listed or other applicable laws or regulations require stockholder approval of such an amendment. No termination, suspension or amendment of the Restated 2008 Plan or any agreement under the Restated 2008 Plan may materially or adversely affect any right acquired by any participant under an award granted before the date of termination, suspension or amendment, unless otherwise agreed to by the participant in the agreement or otherwise, or required by law.

Federal Tax Considerations

The following summary sets forth the tax events generally expected for United States citizens under current United States federal income tax laws in connection with awards under the Restated 2008 Plan.

Incentive Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time an incentive stock option is granted under the Restated 2008 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a long-term capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. Such capital gain or loss will be long-term or short-term based upon how long the shares were held. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

Non-Qualified Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time a non-qualified stock option is granted under the Restated 2008 Plan. At the time of exercise of a non-qualified stock option, the recipient will realize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

Stock Appreciation Rights and Performance Units. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right or performance unit award; (b) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, in the year cash or shares of common stock are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance unit award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance unit award are the same as described below with respect to a disposition of unrestricted shares.

Restricted and Unrestricted Stock; Restricted Stock Units. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions. With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

A recipient will not realize income upon the grant of restricted stock units, but will realize ordinary income, and we will be entitled to a corresponding deduction, when the restricted stock units have vested and been settled in cash and/or shares of our common stock. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of our common stock received on the date of issuance.

Withholding. The Restated 2008 Plan permits us to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Compensation Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

Restated 2008 Plan Benefits

Because awards under the Restated 2008 Plan are within the discretion of the Compensation Committee, future awards under the Restated 2008 Plan are generally not determinable. However, consistent with our non-employee director compensation program described above under “Compensation of Directors,” we expect to continue issuing equity awards valued at $90,000 annually to each of our non-employee directors.

Name and Position	Dollar Value ($)
Non-Executive Director Group	450,000 (a)

(a)    Represents $90,000 of equity awards to be issued to each non-executive director during fiscal 2016 under our non-employee director compensation program, which represent the only compensation paid to our non-employee directors. The number of units will depend on the closing price of our stock on each quarterly grant date.
Our Compensation Committee and Board of Directors unanimously recommend that our stockholders vote “FOR” the approval of the amendment and restatement of the 2008 Equity Incentive Plan to, among other things, increase the maximum number of shares available for award under the plan by 250,000 shares of our common stock.

PROPOSAL 5.

APPROVAL OF AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN

Introduction
On April 21, 2016, the Board of Directors approved, subject to stockholder approval, an amendment and restatement of the StarTek, Inc. 2008 Employee Stock Purchase Plan (the “Restated Purchase Plan”) and directed that the Restated Purchase Plan be submitted for approval by our stockholders at our 2016 Annual Meeting of Stockholders.   The Restated Purchase Plan provides that the number of shares available for purchase under the Employee Stock Purchase Plan be increased by 100,000 shares and includes other ancillary changes that reflect current market terms and best practices for employee stock purchase plans. For example, these ancillary changes include clarifying what happens to the rights of participants under the Restated Purchase Plan in the event of certain corporation transactions, such as a merger or sale of substantially all of the assets of the Company or any suspension plan. The ancillary changes also align those amendments to the plan that require stockholder approval to those required by applicable law or regulation and address certain issues related to electronic communications and electronic transfer of shares under the Restated Purchase Plan.
The StarTek, Inc. Employee Stock Purchase Plan was adopted by the Board of Directors and approved by the stockholders in May 2008 and has been amended by the Board and stockholders from time to time to increase the number of shares available for purchase under the plan (as amended, the “Purchase Plan”).  As of April 8, 2016, 29,073 shares remained available for purchase under the Purchase Plan.
The full text of the Restated Purchase Plan is set forth in Exhibit B to this Proxy Statement.  The following summary description is qualified in its entirety by reference to the full text of the Restated Purchase Plan.
Purpose
The purpose of the Purchase Plan is to provide the employees of our Company and our subsidiaries with an opportunity to acquire an equity interest in our Company through the purchase of our common stock and, thus, to develop a stronger incentive to work for our continued success. The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code (the “Code”) and is interpreted and administered in a manner consistent with such intent.
Administration
The Purchase Plan is administered by the Compensation Committee of our Board of Directors (the “Committee”). The Committee is authorized to make any uniform rules that may be necessary to carry out the provisions of the Purchase Plan. Subject to the terms of the Purchase Plan, the Committee shall determine the term of each purchase period and the manner for determining the purchase price of shares to be sold during the purchase period. The Committee is also authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and all such determinations are conclusive and binding on all parties.
Eligibility and Number of Shares
A total of 400,000 shares of our common stock was authorized and available for purchase under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of common stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. If the Restated Purchase Plan is approved by the stockholders, an additional 100,000 shares will be available for purchase under the Restated Purchase Plan.
Any of our employees, and any employees of a parent or subsidiary corporation of our Company who are approved for participation by our Board of Directors, who have been employed for at least six months prior to the start of a Purchase Period (as defined below) and whose customary employment is at least 20 hours per week, are eligible to participate in the Purchase Plan. A “Purchase Period” is each calendar quarter, or such other period of time as may be designated by the Committee. Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form with us before the first day of the Purchase Period. The enrollment form will be effective as of the first day of the next succeeding Purchase Period following receipt by us of the enrollment form and will continue to be effective until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate in the Purchase Plan.
No employee may participate in the Purchase Plan if the employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of our stock.
As of April 8, 2016, we had approximately 8,200 employees who would be eligible to participate in the Purchase Plan.
Participation
An eligible employee who elects to participate in the Purchase Plan authorizes us to make payroll deductions of a specified amount of the employee’s cash compensation. The minimum and maximum amounts that may be withheld during a pay period are 1% and 10%, respectively, of the employee’s gross cash compensation. A participant may increase or decrease the amount of his or her payroll deductions, or discontinue deductions entirely. A participant may also elect to withdraw from the Purchase Plan during any Purchase Period, in which event the entire balance of his or her payroll deductions during the Purchase Period will be paid to the participant in cash within 15 days after our receipt of notice of the withdrawal. A participant who stops payroll deductions during a Purchase Period may not thereafter resume payroll deductions during the same Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.
We hold withheld amounts under the Purchase Plan as part of our general assets until the end of the Purchase Period and then apply such amounts to the purchase of common stock. No interest is credited or paid to a participant for amounts withheld.
Purchase of Stock
Amounts withheld for a participant in the Purchase Plan are used to purchase our common stock as of the last day of the Purchase Period at a price established from time to time by the Committee, which shall be no less than the lesser of: (a) 85% of the Fair Market Value (as defined in the Purchase Plan) of a share of common stock on the first day of the Purchase Period; or (b) 85% of the Fair Market Value of a share of common stock on the last day of the Purchase Period. All amounts so withheld are used to purchase whole shares of common stock, unless the participant has properly notified us that he or she elects to withdraw in cash all of such withheld amounts. Any amount that is not used to purchase shares, including any amount that is insufficient to purchase a whole share of common stock, will be refunded to the participant in cash within 15 days after the end of the Purchase Period.
If purchases by all participants would exceed the number of shares of common stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of the available shares of common stock. Any withheld amount not used to purchase shares of common stock will be refunded to the participant in cash.
Shares of our common stock acquired by participants under the Purchase Plan will be held in a general securities brokerage account maintained for the benefit of all participants with an agent selected by us. A participant may request that certificates for the number of shares of common stock purchased by the participant and credited to his or her account be issued and delivered to him or her.
No more than $25,000 in Fair Market Value of shares of common stock may be purchased by any participant under the Purchase Plan and all other employee stock purchase plans we sponsor in any calendar year.
Death, Disability, Retirement or Other Termination of Employment
If the employment of a participant is terminated for any reason, including death, disability or retirement, the amounts previously withheld under the Purchase Plan and not used to purchase shares will be refunded in cash to the participant within 15 days.
Rights Not Transferable
The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

Corporate Transactions
In the event of a merger of the Company or sale of substantially all of the assets of the Company, the surviving or successor entity may assume the rights under the Purchase Plan or substitute an equivalent right. If the rights are not assumed or substituted with equivalent rights, the purchase period shall be shortened and end on the date before consummation of the corporate transaction and the participants’ rights to purchase shares of common stock shall be exercised on such date.
Amendment, Modification or Suspension
Our Board of Directors may at any time amend the Purchase Plan in any respect, but no amendment may, without stockholder approval, increase the shares of common stock reserved under the Purchase Plan or effect any other change that requires stockholder approval under Code Section 423 or other applicable law or regulations. The Board may also suspend the Purchase Plan at any time.
Termination
The Purchase Plan and all rights of participants under the Purchase Plan will terminate at the earlier of any time specified by our Board of Directors after 30 days advance notice to the participants or upon completion of any offering under which the limitation on the total number of shares of common stock to be issued under the Purchase Plan has been reached. Upon termination of the Purchase Plan, we will pay to each participant the remaining balance in his or her account.
Federal Tax Considerations
Payroll deductions under the Purchase Plan are made after taxes. Participants do not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares of common stock acquired under the Purchase Plan or the death of the participant. Participants who hold their shares of common stock for more than eighteen months or die while holding their shares of common stock will recognize ordinary income in the year of disposition or death equal to the lesser of: (a) the excess of the fair market value of the shares of common stock on the date of disposition or death over the purchase price paid by the participant; or (b) the excess of the fair market value of the shares of common stock on the first day of the Purchase Period as of which the shares were purchased over the purchase price. If the eighteen-month holding period has been satisfied when the participant sells the shares of common stock or if the participant dies while holding the shares of common stock, we will not be entitled to any deduction in connection with the disposition of such shares by the participant.
Participants who dispose of their shares of common stock within eighteen months after the shares of common stock were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of common stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, we generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.
Participants will have a basis in their shares of common stock equal to the purchase price of their shares of common stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of common stock, as explained above. Any additional gain or loss realized on the disposition of shares of common stock acquired under the Purchase Plan will be capital gain or loss.
Our Compensation Committee and Board of Directors unanimously recommends that our stockholders vote “FOR” the approval of the amendment and restatement of the Employee Stock Purchase Plan to, among other things, increase the maximum number of shares available for purchase under the plan by 100,000 shares of our common stock.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our 2017 Annual Meeting of Stockholders must be received at our executive offices at 8200 East Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111, Attention of the Secretary, no later than the close of business on December 30, 2016, for inclusion in our proxy statement relating to the 2017 Annual Meeting. Under our Bylaws, the Secretary must receive notice at our executive offices between February 14, 2017 and April 15, 2017 of any matters to be proposed by a stockholder at the 2017 Annual Meeting in order for such matters to be properly considered at the meeting. However, if the date of the 2017 Annual Meeting is a date that is more than 30 days before or after June 14, 2017, notice by the stockholder of a proposal must be delivered no earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and no later than the close of business on the later of the 60th day prior to the 2017 Annual Meeting or if the first public announcement of the date of the meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the 2017 Annual Meeting is first made by us.

STOCKHOLDER COMMUNICATION WITH THE BOARD

Our Board of Directors believes that it is important for current and potential stockholders and other interested parties to have a process to send communications to the Board. Accordingly, stockholders and other interested parties desiring to send a communication to the Board of Directors, or to a specific director, may do so by sending a letter to our executive offices at 8200 East Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111, Attention of the Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.” All such letters must identify the author as either a stockholder or non-stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors. The Secretary will open such communications, make copies, and then circulate them to the appropriate director or directors. Letters directed to our “independent directors” or “outside directors” will be delivered to Dr. Zschau, our independent Chairman of the Board.

EQUITY COMPENSATION PLANS

The following table summarizes information as of December 31, 2015, about our equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	2,417,541	$4.74	275,043
Equity compensation plans not approved by stockholders	—	—	—
Total	2,417,541	$4.74	275,043

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and beneficial owners of more than 10% of our outstanding common stock (collectively, “Insiders”) to file reports with the SEC disclosing direct and indirect ownership of our common stock and changes in such ownership. The rules of the SEC require Insiders to provide us with copies of all Section 16(a) reports filed with the SEC. Based solely upon a review of copies of Section 16(a) reports received by us, and written representations that no additional reports were required to be filed with the SEC, we believe that our Insiders have timely filed all Section 16(a) reports during the 2015 fiscal year, except: Mr. Carlson filed a late Form 4 reporting the forfeiture of a restricted stock grant due to the failure to meet the performance conditions, which forfeiture occurred in 2012; Mr. Plating filed a Form 4 reporting the purchase of common stock four business days late; and Mr. Hoholik filed a Form 4 reporting the grant of stock options one business day late.

MISCELLANEOUS

Our Annual Report to Stockholders for the year ended December 31, 2015, will be made available with this Proxy Statement to stockholders of record as of April 18, 2016. The Annual Report to Stockholders for the year ended December 31, 2015, does not constitute a part of the proxy soliciting materials.

Our Board of Directors and management team are not aware of any other business that may come before the Annual Meeting.  However, if additional matters properly come before the Annual Meeting, proxies will be voted at the discretion of the proxy holders.

By order of the Board of Directors,

Chad A. Carlson
President and Chief Executive Officer

Exhibit A

STARTEK, INC.
2008 EQUITY INCENTIVE PLAN
(As amended and restated June 14, 2016)

1.    Purpose. The purpose of the StarTek, Inc. 2008 Equity Incentive Plan (the “Plan”) is to attract, motivate and retain the best available personnel and align their interests with those of the Company’s stockholders, thereby promoting the Company’s long-term success and increases in stockholder value.

2.    Definitions. The capitalized terms used in the Plan have the meanings set forth below.

(a)    “Affiliate” means any corporation that is a Subsidiary or Parent of the Company, and for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any Subsidiary owns a 20% or greater equity interest and which is designated by the Committee as covered by the Plan.

(b)    “Agreement” means any written or electronic agreement, instrument or document evidencing the grant of an Award in a form approved by the Committee, including all amendments.

(c)    “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Other Stock-Based Award.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Cause” means what the term (or a word of like import) is expressly defined to mean in a then-effective written agreement between the Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition, the Participant’s (i) incompetence or failure or refusal to perform satisfactorily any duties reasonably required of the Participant by the Company; (ii) violation of any law, rule or regulation (other than traffic violations, misdemeanors or similar offenses) or cease-and-desist order, court order, judgment, regulatory directive or agreement; (iii) commission or omission of or engaging in any act or practice which constitutes a material breach of the Participant’s fiduciary duty to the Company, involves personal dishonesty on the part of the Participant or demonstrates a willful or continuing disregard for the best interests of Company; or (iv) engaging in dishonorable or disruptive behavior, practices or acts which would be reasonably expected to harm or bring disrepute to Company, its business or any of its customers, employees or vendors.

(f)    “Change in Control” means one of the following:

(1)    An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) which, together with other acquisitions by such Person, results in the aggregate beneficial ownership by such Person of 30% or more of either:

(A)    the then outstanding shares of Stock of the Company (the “Outstanding Stock”), or

(B)    the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);
provided, however, that the following acquisitions will not result in a Change of Control:

(i)    an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

(ii)    an acquisition by the Participant or any group that includes the Participant; or

(iii)    an acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of Section 2(f)(3) below; or

(2)    Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial membership on the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a person or entity other than the Board; or

(3)    Consummation of a reorganization, merger or consolidation of the Company with or into another entity or sale or other disposition of all or substantially all of the assets of the Company (“Business Combination”); excluding, however, such a Business Combination pursuant to which:

(A)    all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, a majority of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable equity interests), as the case may be, of the surviving or acquiring entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction beneficially owns 100% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities (or comparable equity securities) of the surviving or acquiring entity either directly or indirectly) in substantially the same proportions (as compared to the other holders of the Company’s common stock and voting securities prior to the Business Combination) as their respective ownership, immediately prior to such Business Combination, of the Outstanding Stock and Outstanding Company Voting Securities;

(B)    no person or entity (excluding (i) any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination or any entity controlled by the Company or the entity resulting from such Business Combination, (ii) any entity beneficially owning 100% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities (or comparable equity securities) of the surviving or acquiring entity either directly or indirectly and (iii) the Participant and any group that includes the Participant) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock (or comparable equity interests) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities (or comparable equity interests) of such entity; and

(C)    immediately after the Business Combination, a majority of the members of the board of directors (or comparable governors) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4)    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything herein stated, if any Award is determined to provide for the deferral of compensation within the meaning of Code Section 409A, a Change in Control shall be deemed to occur only if it would be deemed to constitute a change in ownership or effective control, or a change in the ownership of a substantial portion of the assets, of the Company under Code Section 409A.

(g)    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

(h)    “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3.1, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the New York Stock Exchange, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

(i)    “Company” means StarTek, Inc., a Delaware corporation, or any successor thereto.

(j)    “Corporate Transaction” means (i) dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the assets of the Company, or (iii) a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation.

(k)    “Disability” means any medically determinable physical or mental impairment that causes the Participant to be unable to carry out his job responsibilities for a continuous period of more than six months, in the sole determination of the Committee.

(l)    “Employee” means an employee (including an officer or director who is also an employee) of the Company or an Affiliate.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(n)    “Fair Market Value” of a Share means the closing sale price of a Share on the New York Stock Exchange (or such other national securities exchange as may at the time be the principal market for the Shares) on the date of determination (or if no sale occurred on that day, on the next preceding day on which a sale of Shares occurred). If the Shares are not then listed and traded upon a national securities exchange but are regularly quoted on an automated quotation system or by a recognized securities dealer, Fair Market Value of a Share shall be the closing sale price (or the average of the high bid and low asked prices if selling prices are not reported) on such system or by such dealer on the date of determination (or if no such prices were reported on that day, on the last day such prices were reported). In the absence of an established market for the Shares as described above, Fair Market Value of a Share will be what the Committee determines in good faith and in a manner consistent with Code Section 409A to be 100% of the fair market value of a Share on that date.

(o)    “Full Value Award” means an Award other than an Option or Stock Appreciation Right.

(p)    “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(q)    “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422.

(r)    “Non-Employee Director” means a member of the Board who is not an Employee.

(s)    “Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

(t)    “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price.

(u)    “Other Stock-Based Award” means an Award described in Section 12 of this Plan.

(v)    “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(w)    “Participant” means a person to whom an Award is or has been made in accordance with the Plan.

(x)    “Performance-Based Compensation” means an Award to a person who is, or is determined by the Committee to likely become, a “covered employee” (as defined in Section 162(m)(3) of the Code) and that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

(y)    “Performance Period” means the period of time specified in an Agreement over which Awards subject to Performance Measures are to be earned.

(z)    “Performance Measures” means any measures of performance established by the Committee in connection with the grant of an Award. For any Award intended to constitute Performance-Based Compensation, the Performance Measures shall consist of one or a combination of two or more of the following performance criteria: net sales; net earnings; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share (basic or diluted); profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on net sales) or by the degree to which any of the foregoing earnings measures exceed a percentage of net sales; cash flow; market share; margins (including, but not limited to, one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; revenue growth; operating income; pre- or after-tax income; cash flow per share; operating assets; improvement in or attainment of expense levels or cost savings; economic value added; and improvement in or attainment of working capital levels. Any Performance Measure utilized may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, and may relate to one or any combination of corporate, group, unit, division, Affiliate or individual performance.

(aa)    “Performance Unit” means the right to receive a unit valued by reference to a designated number of Shares or a designated amount of cash upon the achievement of specified levels of one or more Performance Measures as provided in this Plan and the applicable Agreement.

(bb)    “Plan” means this StarTek, Inc. 2008 Equity Incentive Plan, as amended and in effect from time to time.

(cc)    “Prior Plans” means the StarTek, Inc. Stock Option Plan and the StarTek, Inc. Directors’ Stock Option Plan.

(dd)    “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(ee)    “Restricted Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of one or more Shares, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(ff)    “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services or upon the entity for which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(gg)    “Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(hh)    “Share” means a share of Stock.

(ii)    “Stock” means the common stock, $0.01 par value, of the Company.

(jj)    “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(kk)    “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(ll)    “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

3.    Administration of the Plan.

(a)    Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b)    Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1)    determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2)    cancelling or suspending an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 17(d) and (e);

(3)    establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement made under the Plan, and making all other determinations necessary or desirable for the administration of the Plan; and

(4)    taking such actions as are provided in Section 3(c) with respect to Awards to foreign Service Providers.

Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

(c)    Awards to Foreign Service Providers. The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

(d)    Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(h). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(e)    Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(f)    Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and (ii) any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

4.    Shares Available Under the Plan.

(a)    Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 18, the number of Shares that may be the subject of Awards and issued under the Plan shall be 1,650,000, plus any Shares remaining available for future grants under the Prior Plans on the effective date of this Plan. All Shares authorized for grant under this Plan may be granted as Incentive Stock Options. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1)    Where the number of Shares subject to the Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of shares could be received.

(2)    Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the limit shall be the largest number of Shares that would be counted against the limit under either of the Awards.

(3)    Substitute Awards shall not be counted against the limit, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(4)    Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(b)    Effect of Forfeitures and Other Actions. Any Shares subject to an Award, or to an award granted under one of the Prior Plans that is outstanding on the effective date of this Plan (a “Prior Plan Award”), that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the share reserve under Section 4(a) shall be correspondingly replenished. The following Shares shall not, however, again become available for Awards or replenish the share reserve under Section 4(a): (i) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company in payment of the purchase price of a stock option issued under this Plan or a Prior Plan, (ii) Shares tendered (either actually or by attestation) by the

Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award under this Plan or a Prior Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan or a Prior Plan, and (iv) Shares subject to a stock appreciation right award issued under this Plan or a Prior Plan that are not issued in connection with the stock settlement of that award upon its exercise.

(c)    Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(d)    Source of Shares. Shares issued under the Plan may come from authorized and unissued shares or treasury shares. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.

(e)    Individual Option and SAR Limit. The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted during any calendar year to any one Participant shall not exceed 750,000.

5.    Eligibility. Participation in the Plan shall be limited to (i) Service Providers and (ii) any individual the Company desires to induce to become a Service Provider, so long as any such inducement grant is contingent upon such individual becoming a Service Provider. Incentive Stock Options may only be granted to Employees.

6.    General Terms of Awards.

(a)    Award Agreement. Except for Other Stock-Based Awards that involve only the immediate issuance of unrestricted and fully vested Shares, each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award.

(b)    Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date), and, consistent with the requirements of this Section 6(b), the applicable vesting conditions and any applicable performance period. Awards that vest based solely on the satisfaction by the Participant of service-based vesting conditions shall be subject to a vesting period of not less than one year from the applicable Grant Date, and Awards whose grant or vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year. The foregoing minimum vesting and performance periods will not, however, apply in connection with: (i)  a Change in Control, (ii) a termination of Service due to death or Disability, (iii) to a Substitute Award that does not reduce the vesting period of the award being replaced, (iv) Awards granted in payment of or exchange for other compensation that is earned and payable, (v) Awards granted to Non-Employee Directors in connection with the Company’s compensation program for Non-Employee Directors while such program does not include payment of any cash compensation to Non-Employee Directors and (vi) Awards involving an aggregate number of Shares not in excess of 5% of the Plan’s share reserve specified in Section 4(a). For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders.

(c)    Transferability. Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or Stock Appreciation Right, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered other by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferable by gift to any “family member” (as defined by the general instructions to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

(d)    Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form approved by the Committee and shall be effective upon its receipt by the Company.

(e)    Termination of Service. Unless otherwise provided in an Agreement, and subject to Sections 13 and 14 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or Stock Appreciation Right, as applicable):

(1)    Upon termination of Service for Cause, all unexercised Options and SARs and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2)    Upon termination of Service for any other reason, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3)    Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised within three months of the date of such termination.

(4)    Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised within six months of the date of such termination.

(f)    Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g)    Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more Performance Measures which must be attained as a condition to the vesting, exercisability, lapse of restrictions or settlement in cash or Shares of such Award. Any performance-based Award that is intended by the Committee to qualify as Performance-Based Compensation shall additionally be subject to the requirements of Section 21 of this Plan. Except as provided in Section 21 with respect to Performance-Based Compensation, the Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a Performance Period and/or an adjustment or waiver of the achievement of Performance Measures upon the occurrence of certain events, which may include a Change of Control, a Corporate Transaction, a recapitalization, a change in the accounting practices of the Company, or the Participant’s death or Disability.

(h)    Deferrals of Full Value Awards. The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Full Value Award, subject to such terms, conditions, rules and procedures as it may establish or prescribe for such purpose and with the intention of complying with the applicable requirements of Code Section 409A. The terms, conditions, rules and procedures for any such deferral shall be set forth in writing in the relevant Agreement or in such other agreement, plan or document as the Committee may determine, or some combination of such documents. The terms, conditions, rules and procedures for any such deferral shall address, to the extent relevant, matters such as: (i) the permissible time(s) and form(s) of payment of deferred amounts; (ii) the terms of any deferral elections by a Participant or of any deferral required by the Company; and (iii) the crediting of interest or dividend equivalents on deferred amounts.

7.    Restricted Stock Awards.

(a)    Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award.

(b)    Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee.

(c)    Stockholder Rights. Except as otherwise provided in this Plan and the applicable Agreement, a Participant with a Restricted Stock Award shall have all the other rights of a stockholder, including the right to receive dividends and the right to vote the Shares of Restricted Stock. Except as otherwise provided in the applicable Agreement, any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions.

8.    Restricted Stock Unit Awards. A Restricted Stock Unit Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Unit Award. Following the vesting of a Restricted Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions) or a combination of cash and Shares as determined by the Committee. If the Restricted Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

9.    Stock Option Awards.

(a)    Type and Exercise Price. The Agreement pursuant to which an Option is granted shall specify whether the Option is an Incentive Stock Option or a Non-Statutory Stock Option. The exercise price at which each Share subject to an Option may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424).

(b)    Payment of Exercise Price. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, which may include, to the extent permitted by the Committee, payment under a broker-assisted sale and remittance program acceptable to the Committee. The purchase price may be paid in cash or, if the Committee so permits, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased), or a combination thereof, unless otherwise provided in the Agreement.

(c)    Exercisability and Expiration. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its scheduled expiration. When an Option is no longer exercisable, it shall be deemed to have terminated.

(d)    No Reload Options. Options will not be granted under the Plan in consideration for, and the grant of Options will not be conditioned on, the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other Option.

(e)    Incentive Stock Options.

(1)    An Option will constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of Option Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Statutory Stock Option.

(2)    No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the exercise price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date.

(3)    For purposes of continued Service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

(4)    If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Statutory Stock Option.

(5)    The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option.

10.    Stock Appreciation Rights.

(a)    Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)    Exercise of SAR. Each Stock Appreciation Right may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its scheduled expiration. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have terminated.

Upon exercise of a Stock Appreciation Right, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

11.    Performance Units.

(a)    Initial Award.

(1)    An Award of Performance Units under the Plan shall entitle the Participant to future payments of cash, Shares or a combination thereof, as specified by the Committee in the Agreement or otherwise, based upon the achievement of specified levels of one or more Performance Measures over the course of the relevant Performance Period. The Agreement shall specify the nature and requisite level(s) of achievement for each Performance Measure and the length of the applicable Performance Period, and may provide that a portion of a Participant’s Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award.

(2)    Following the conclusion or acceleration of each Performance Period, the Committee shall determine (i) the extent to which Performance Measures have been attained, (ii) the number of Performance Units that have been earned and the value thereof, (iii) the extent to which any other terms and conditions with respect to an Award relating to the Performance Period have been satisfied and (iv) the amount of the payment due with respect to an Award of Performance Units. Payment to the Participant of any Performance Unit Award shall be made in the form of cash, Shares or a combination of cash and Shares as determined by the Committee, and at such time or times as specified in the Agreement. If the Performance Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

(b)    Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Period and an adjustment of Performance Measures and payments with respect to some or all of the Performance Units awarded to a Participant to the extent provided in Section 6(g).

12.    Other Stock-Based Awards. The Committee may from time to time grant Stock and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

13.    Effect of a Change in Control. Unless otherwise provided in an applicable Agreement, the consequences of a Change in Control on outstanding Awards shall be as provided in this Section.

(a)    Automatic Acceleration. If a Change in Control shall occur, then (i) each outstanding Option and SAR Award that is not yet fully exercisable shall immediately become exercisable with respect to 50% of the Shares as to which such Award was not yet exercisable immediately prior to the Change in Control, and (ii) each Full Value Award that is not yet fully vested shall immediately vest with respect to 50% of the Shares as to which such Award was not yet vested immediately prior to the Change in Control.

(b)    Termination After Change in Control. If, in connection with a Change in Control, outstanding Option, SAR and Full Value Awards are either (i) continued in effect by the Company, or (ii) assumed or replaced by the surviving or successor corporation or its Parent, and if within two years after the Change in Control a Participant experiences an involuntary termination of employment by the Company (or such survivor or successor) for reasons other than Cause, then:

(1)    such outstanding Option and SAR Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for 24 months (or such other period set forth in the applicable Agreement);

(2)    such Full Value Awards issued to the Participant that are not yet fully vested shall immediately vest in full.

For purposes of this Section 13(b), an Award shall be considered assumed or replaced if, in connection with the Change in Control and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Change in Control, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Change in Control and contains terms and conditions that are substantially similar to those of the Award.

(c)    Performance-Based Awards. For purposes of Sections 13(a) and (b), the settlement of any Performance Unit or other performance-based Full Value Award in connection with such accelerated vesting shall be based on assumed target level performance for the Performance Period during which the Change in Control or the termination of employment, as applicable, occurred.

14.    Corporate Transaction. In the event of a proposed Corporate Transaction, the Committee may, but shall not be obligated to:

(a)    With respect to a Corporate Transaction that involves a merger or consolidation, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of the Company or such surviving corporation, in lieu of such outstanding Options, Stock Appreciation Rights and Shares; or

(b)    With respect to any Corporate Transaction, including, without limitation, a merger or consolidation, declare, prior to the occurrence of the Corporate Transaction, and provide written notice to the each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Corporate Transaction in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Corporate Transaction, of cash (or, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that the holders of Options and Stock Appreciation Rights would have received as a result of the Corporate Transaction if such holders had exercised the Options and Stock Appreciation Rights immediately prior to the Corporate Transaction) equal to, for each Share covered by a canceled Option or Stock Appreciation Right, the amount, if any, by which the fair market value (as defined in this Section 14(b)) per Share exceeds the exercise price per Share covered by such Option or Stock Appreciation Right. At the time of the declaration provided for in the immediately preceding sentence, each Option and Stock Appreciation Right shall immediately become exercisable in full and each holder of an Option or Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option or Stock Appreciation Right as to all or any part of the Shares covered thereby in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 14(b), each outstanding Option and Stock Appreciation Right, to the extent that it shall not have been exercised prior to the Corporate Transaction, shall be canceled at the time of, or immediately prior to, the Corporate Transaction, as provided in the declaration. Notwithstanding the foregoing, no holder of an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 14(b) if such Option or Stock Appreciation Right shall have expired or been forfeited. For purposes of this Section 14(b) only, “fair market value” per Share means the fair market value, as determined in good faith by the Committee, of the consideration to be received per Share by the stockholders of the Company upon the occurrence of the Corporate Transaction, notwithstanding anything to the contrary provided in this Agreement.

15.    Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continuous Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

16.    Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required tax withholdings (but not to exceed the minimum statutory amount required to be withheld if such limitation is necessary to avoid an adverse accounting impact) by authorizing the Company to withhold a number of the Shares that would otherwise be delivered to the Participant, or by delivering to the Company Shares already owned by the Participant, with the Shares so withheld or delivered having a Fair Market Value on the date the taxes are required to be withheld equal to the amount of taxes to be withheld.

17.    Effective Date, Duration, Amendment and Termination of the Plan.

(a)    Effective Date. The Plan originally became effective on May 5, 2008, the date on which it was initially approved by the Company’s stockholders. The Plan as most recently amended and restated will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). If the Company’s stockholders fail to approve the most recent amendment and restatement of the Plan by June 30, 2016, the Plan will continue in effect in the form in which it existed immediately prior to that date, and any Awards made under the Plan that were contingent upon the approval of such amendment and restatement of the Plan by the Company’s stockholders shall be void and of no effect.

(b)    Duration of the Plan. The Plan shall remain in effect until all Shares subject to it shall be distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 17(c), or the tenth anniversary of the Effective Date (or the tenth anniversary of the Plan’s original effective date, if the Company’s stockholders fail to approve the most recent amendment and restatement of the Plan), whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Agreements.

(c)    Amendment and Termination of the Plan. The Board may at any time and from time to time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval if the rules of the principal securities exchange on which the Shares are then listed or other applicable laws or regulations require stockholder approval of such amendment. No termination, suspension, or amendment of the Plan or any Agreement may materially and adversely affect any right acquired by any Participant under an Award granted before the date of termination, suspension, or amendment, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law or stock exchange rule. It will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 18, and any amendment to the Plan or any Agreement to avoid the imposition of any additional tax under Code Section 409A does not adversely affect these rights.

(d)    Amendment of Awards. Subject to Section 17(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially and adversely the rights of any Participant under the applicable Award without the Participant's consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 22(g)(2).

(e)    No Option or SAR Repricing. Except as provided in Section 18, no Option or Stock Appreciation Right Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any Full Value Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s stockholders.

18.    Adjustment for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718 - Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants.  In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan.  No adjustment shall be made pursuant to this Section 18 in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number.

19.    Dividend Equivalents. An Award (other than an Option or SAR) that does not involve the issuance of Shares concurrently with the grant of the Award may, if so determined by the Committee, provide the Participant with the right to receive dividend equivalent payments with respect to the units or Share equivalents subject to the Award (both before and after the units or Share equivalents are earned, vested or settled in Shares) based on dividends actually declared and paid on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to Shares that are subject to the unvested portion of an Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate.

20.    Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

21.    Performance-Based Compensation.

(a)    Designation of Awards. If the Committee determines at the time a Full Value Award is granted to a Participant that such Participant is, or is likely to be, a “covered employee” for purposes of Code Section 162(m) as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, then the Committee may provide that this Section 21 will be applicable to such Award, which shall be considered Performance-Based Compensation.

(b)    Performance Measures. If an Award is subject to this Section 21, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable Performance Period of one or more performance goals based on one or more of the Performance Measures specified in the definition of that term in this Plan. The Committee will select the applicable Performance Measure(s) and specify the performance goal(s) based on those Performance Measures for any Performance Period, specify in terms of an objective formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount that vests and is payable in connection with an Award subject to this Section 21, all within the time periods prescribed by and consistent with the other requirements of Code Section 162(m). In specifying the performance goals applicable to any Performance Period, the Committee may provide that one or more objectively determinable adjustments shall be made to the Performance Measures on which the performance goals are based, which may include adjustments that would cause such Performance Measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission, such as excluding the impact of specified unusual or nonrecurring events such as acquisitions, divestitures, restructuring activities, asset write-downs, litigation judgments or settlements or changes in tax laws or accounting principles. The Committee may also adjust Performance Measures for a Performance Period to the extent permitted by Code Section 162(m) to prevent the dilution or enlargement of a Participant’s rights with respect to Performance-Based Compensation. The Committee may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an Award. The Committee may also provide, in an Agreement or otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 21 may be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify as “performance-based compensation” under Code Section 162(m).

(c)    Limitations. Subject to adjustment as provided in Section 18, no Participant may be granted Performance-Based Compensation in any calendar year with respect to more than 300,000 Shares, for Awards denominated in Shares or Share equivalents, and the maximum dollar value payable to any Participant in any 12 month period with respect to Performance-Based Compensation denominated in cash is $2,000,000.

22.    Other Provisions.

(a)    Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b)    Limits of Liability.

(1)    Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(2)    Except as may be required by law, neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c)    Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act and the requirements of the exchanges on which the Company’s Shares may, at the time, be listed. Any stock certificate or book-entry evidencing Shares issued under the Plan that are subject to securities law restrictions shall bear or be accompanied by an appropriate restrictive legend or stop transfer instruction.

(d)    Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e)    Requirements of Law.

(1)    To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.

(2)    If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(3)    It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 22(e)(3), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(f)    Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1)    If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2)    If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, and (iii) shall have any liability to any Participant for any such tax liabilities.

(g)    Forfeiture and Compensation Recovery.

(1)    The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause; violation of any material Company or Affiliate policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(2)    Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

Exhibit B

StarTek Inc.
EMPLOYEE STOCK PURCHASE PLAN
(As amended and restated June 14, 2016)
1.    Purpose and Scope of Plan. The purpose of this employee stock purchase plan (the “Plan”) is to provide the employees of StarTek Inc. (the “Company”) and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.
2.    Definitions.
2.1.    The terms defined in this section are used (and capitalized) elsewhere in this Plan:
(a)    “Affiliate” means any corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as defined in Sections 424(e) and 424(f) of the Code or any successor provision, and whose participation in the Plan has been approved by the Board of Directors.
(b)    “Agent” means a registered securities broker/dealer selected by the Company to assist the Company in administering the Plan.
(c)    “Board of Directors” means the Board of Directors of the Company.
(d)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.
(e)    “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 13.
(f)    “Common Stock” means the common stock, par value $.01 per share (as such par value may be adjusted from time to time), of the Company.
(g)    “Company” means StarTek Inc., a Delaware corporation.
(h)    “Compensation” means the gross cash compensation (including wage, overtime, salary, cash bonus or commission) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment.
(i)    “Corporate Transaction” means (i) a merger, consolidation or other reorganization of the Company with or into another corporation, or (ii) the sale of all or substantially all of the assets of the Company.
(j)    “Eligible Employee” means any employee of the Company or an Affiliate who has been employed for at least six months prior to the start of a Purchase Period and whose customary employment is at least 20 hours per week; provided, however, that “Eligible Employee” shall not include any person who would be deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Affiliates.
(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(l)    “Fair Market Value” of a share of Common Stock as of any date means, if the Company’s Common Stock is listed on a national securities exchange or traded in the national market system, the closing sale price for such Common Stock on such exchange or market on said date, or, if no sale has been made on such exchange or market on said date, on the last preceding day on which any sale shall have been made. If such determination of Fair Market Value is not consistent with the then current regulations applicable to plans intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.1.
(m)    “Non-Employee Director” means a member of the Board of Directors who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3 or any successor definition.
(n)    “Offering” means the right provided to Participants to purchase shares of Common Stock under the Plan with respect to a Purchase Period.

(o)    “Participant” means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.
(p)    “Plan” means this StarTek Inc. Employee Stock Purchase Plan, as amended from time to time.
(q)    “Purchase Period” means, except as otherwise determined by the Committee, a quarterly period commencing January 1 and ending March 31, or commencing April 1 and ending June 30, or commencing July 1 and ending September 30, or commencing October 1 and ending December 31.
(r)    “Recordkeeping Account” means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.
3.    Scope of the Plan. Shares of Common Stock may be sold to Eligible Employees pursuant to this Plan as hereinafter provided, but not more than 500,000 shares of Common Stock (subject to adjustment as provided in Section 14) shall be sold to Eligible Employees pursuant to this Plan. All sales of Common Stock pursuant to this Plan shall be subject to the same terms, conditions, rights and privileges. The shares of Common Stock sold to Eligible Employees pursuant to this Plan may be shares acquired by purchase on the open market or in privately negotiated transactions, by direct issuance from the Company (whether newly issued or treasury shares) or by any combination thereof.
4.    Eligibility and Participation. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Company before the first day of such Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in such Purchase Period and continuing until the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.
5.    Amount of Common Stock Each Eligible Employee May Purchase.
5.1.    Subject to the provisions of this Plan, each Eligible Employee shall be offered the right to purchase on the last day of the Purchase Period the number of whole shares of Common Stock that can be purchased at the price specified in Section 5.2 with the entire credit balance in the Participant’s Recordkeeping Account; provided, however, that the Fair Market Value (determined on the first day of any Purchase Period) of shares of Common Stock that may be purchased by a Participant during such Purchase Period shall not exceed the excess, if any, of (i) $25,000 (or such lesser amount designated by the Committee) over (ii) the Fair Market Value (determined on the first day of the relevant Purchase Period) of shares of Common Stock previously acquired by the Participant in any prior Purchase Period during such calendar year. Notwithstanding the foregoing, no Eligible Employee shall be granted an option to acquire shares of Common Stock under this Plan that permits the Eligible Employee’s rights to purchase shares of Common Stock under this Plan and all other “employee stock purchase plans” within the meaning of Section 423(b) of the Code maintained by the Company and the Affiliates to accrue at a rate that exceeds $25,000 of Fair Market Value (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, each Participant shall be allocated a ratable portion of the remaining number of shares of Common Stock which may be sold under the Plan.
5.2.    The purchase price of each share of Common Stock sold pursuant to this Plan shall be established from time to time by the Committee, but shall be no less than the lesser of (a) or (b) below:
(a)    85% of the Fair Market Value of such share on the first day of the Purchase Period; or
(b)    85% of the Fair Market Value of such share on the last day of the Purchase Period.
6.    Method of Participation.
6.1.    The Company shall give notice to each Eligible Employee of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such Offering. Such notice is subject to revision by the Company at any time prior to the date of purchase of such shares. The Company contemplates that for tax purposes the first day of a Purchase Period will be considered the date of the grant of the right to purchase such Shares.
6.2.    Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by delivering an executed election on a form developed by the Committee. An Eligible Employee may elect to have any whole percent of Compensation withheld, but not exceeding 10% per pay period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.
6.3.    Any Eligible Employee who does not make a timely election, as provided in Section 6.2, shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.
6.4    Each Offering shall consist of a single Purchase Period and shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, consistent with the terms of the Plan. The Committee may provide for separate Offerings for different Affiliates, and the terms and conditions of the separate Offerings, including the applicable Purchase Period, need not be consistent. Any Offering shall comply with the requirement of Code Section 423 that all Participants shall have the same rights and privileges for such Offering. The terms and conditions of any Offering shall be incorporated by reference into the Plan and treated as part of the Plan.
7.    Recordkeeping Account.
7.1.    The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 shall be credited to such Recordkeeping Accounts on each payday.
7.2.    No interest shall be credited to a Participant’s Recordkeeping Account.
7.3.    The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account shall remain part of the general assets of the Company.
7.4.    A Participant may not make any separate cash payment into the Recordkeeping Account.
8.    Right to Adjust Participation or to Withdraw.
8.1.    A Participant may, at any time during a Purchase Period, direct the Company to adjust the amount withheld from his or her future Compensation, subject to the limitation in Section 6.2. Upon any such action, future payroll deductions with respect to such Participant shall be adjusted in accordance with the Participant’s direction.
8.2.    Any Participant who stops payroll deductions may not thereafter resume payroll deductions during such Purchase Period.
8.3.    At any time before the end of a Purchase Period, any Participant may withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant’s Recordkeeping Account will be paid to the Participant, without interest, in cash within 15 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.
8.4.    Notification of a Participant’s election to increase, decrease, or terminate deductions, or to withdraw from the Plan, shall be made by filing an appropriate form with the Company. Notification to increase or decrease deductions will take effect as soon as administratively feasible following such notification.
8.5    To the extent necessary to comply with Section 423(b)(8) of the Code or Section 5.1 of the Plan, a Participant’s payroll deduction contributions to the Plan may be decreased by the Company, including to 0%, at any time during a Purchase Period.
9.    Termination of Employment. If the employment of a Participant terminates for any reason, including death, disability, or retirement, the entire balance in the Participant’s Recordkeeping Account shall be refunded in cash within 15 days. Solely for purposes of the Plan, a Participant’s employment shall terminate on the date the Participant receives or gives notice of termination of employment and neither any period of notice, if any, nor any payment in lieu thereof shall be considered as extending the period of employment for the purposes of the Plan. No cash or other compensation shall at any time be paid to any Participant or any person claiming through a Participant, as damages or otherwise, in respect of the termination of the Participant’s participation under the Plan pursuant to this Section 9.
10.    Purchase of Shares.
10.1.    As of the last day of each Purchase Period, the entire credit balance in each Participant’s Recordkeeping Account shall be used to purchase whole shares of Common Stock (subject to the limitations of Section 5) unless the Participant has filed an appropriate form with the Company in advance of that date which elects to receive the entire credit balance in cash. Any amount in a Participant’s Recordkeeping Account that is not used to purchase shares pursuant to this Section 10.1 shall be refunded to the Participant, without interest, in cash within 15 days after the end of the Purchase Period.
10.2.    Shares of Common Stock acquired by each Participant shall be held in a general securities brokerage account maintained for the benefit of all Participants with the Agent. The Agent shall maintain individual sub accounts for each Participant in such general account to which shall be allocated such Participant’s shares of Common Stock (including fractional shares to four decimal places).
10.3.    Prior to the last day of each Purchase Period, the Company shall determine whether some or all of the shares of Common Stock to be purchased as of the last day of such Purchase Period will be purchased by the Agent for the accounts of Participants on the open market or in privately negotiated transactions. If some or all of such shares are to be so purchased by the Agent, the Company shall advise the Agent of the number of shares to be so purchased and shall provide to the Agent such funds, in addition to the funds available from Participants’ Recordkeeping Accounts, as may be necessary to permit the Agent to so purchase such number of shares (including all brokerage fees and expenses).
10.4.    Each Participant shall be entitled to vote all shares held for the benefit of such Participant in the general securities brokerage account maintained by the Agent.
10.5.    Certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her, registered in the form directed by the Participant, only upon the request of the Participant or his or her representative. Any such request shall be made by filing an appropriate form with the Company. No certificates for fractional shares will be issued. Instead, Participants will receive a cash distribution representing any fractional shares.
11.    Rights as a Stockholder. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock under the Plan, including the right to receive any dividends that may be declared by the Company, until (i) he or she actually has paid the purchase price for such shares and (ii) either the shares have been credited to the general securities brokerage account maintained by the Agent for the Participant’s benefit or certificates have been issued to the Participant, both as provided in Section 10.
12.    Rights Not Transferable. A Participant’s rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.
13.    Administration of the Plan. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. Subject to the terms of this Plan, the Committee shall determine the term of each Purchase Period and the manner of determining the purchase price of the shares of Common Stock to be sold during such Purchase Period. The Committee shall also determine any other questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties. The Committee may also adopt, amend and terminate such administrative arrangements, not inconsistent with the intent or the terms of the Plan, as it may deem necessary or desirable to conform to applicable requirements or practices of jurisdictions outside of the United States.
14.    Changes in Capitalization and Corporate Transactions.

14.1.    Adjustments. In the event of any change in the Common Stock by reason of a stock dividend, stock split, reverse stock split, corporate separation, recapitalization, merger, consolidation, combination, exchange of shares and the like, the Committee shall make such equitable adjustments as it deems appropriate in the aggregate number and class of shares of Common Stock or other securities available under this Plan and the number, class and purchase price of shares or other securities subject to purchase under any pending Offering.

14.2.    Corporate Transactions. In the event of a Corporate Transaction, each right to acquire shares of Common Stock at the end of any Purchase Period that is scheduled to occur after the date of the consummation of the Corporate Transaction may be assumed or an equivalent right may be substituted by the surviving or successor corporation or a parent or subsidiary of such corporation. If such surviving or successor corporation or parent or subsidiary thereof refuses to assume or substitute for such outstanding rights, then the Board may, in its discretion, either terminate the Plan or shorten the Purchase Period then in progress such that the last day of the shortened Purchase Period shall occur before the date of the consummation of the Corporate Transaction. Each Participant shall be notified in writing, prior to the end of any shortened Purchase Period, that the Purchase Period has been shortened and that the Participant’s right to purchase shares of Common Stock will be exercised automatically on the last day of the shortened Purchase Period unless prior to such date the Participant’s employment has been terminated or the Participant has withdrawn from the Plan. In the event of a dissolution or liquidation of the Company, any Offering and Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board.

15.    Registration of Certificates. Stock certificates to be issued and delivered upon the request of the Participant or his or her representative, as provided in Section 10.5, shall be registered in the name of the Participant, or jointly, as joint tenants with the right of survivorship, in the name of the Participant and another person, as the Participant or his or her representative may direct on an appropriate form filed with the Company.
16.    Amendment or Suspension of Plan. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants with respect to shares previously acquired under the Plan, but no such amendment may, without stockholder approval, increase the number of shares of Common Stock reserved under this Plan or effect any other change in the Plan that would require stockholder approval under Code Section 423 or other applicable law or regulations or the rules of any securities exchange on which the Common Stock may then be listed. The Board of Directors may at any time suspend this Plan, and during any such suspension, no new Offering shall occur or Purchase Period begin and no Eligible Employee shall be offered any new right to purchase shares of Common Stock under the Plan or any opportunity to elect to participate in the Plan, and any existing payroll deduction authorizations shall be suspended, but any such right to purchase shares of Common Stock previously granted for a Purchase Period that began prior to the Plan suspension shall remain subject to the other provisions of this Plan and the discretion of the Board and the Committee with respect thereto.
17.    Effective Date and Term of Plan. This Plan became effective upon approval by the stockholders of the Company, and the amendment and restatement of the Plan will become effective on the date it is approved by the stockholders of the Company, which approval must occur no later than June 30, 2016. The Plan and all rights of Participants hereunder shall terminate at the earlier of (i) any time specified by the Board of Directors after 30 days’ advance notice has been given to all Participants, or (ii) upon the completion of any Offering under which the limitation on the total number of shares of Common Stock to be issued during the entire term of the Plan, as specified in Section 3, has been reached. Except as otherwise determined by the Board, upon termination of this Plan, the Company shall pay to each Participant cash in an amount equal to the entire remaining balance in such Participant’s Recordkeeping Account.
18.    Governmental Regulations and Listing. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange or a national market system, covering the shares of Common Stock under the Plan upon official notice of issuance.
19.    Miscellaneous.
19.1.    This Plan shall not be deemed to constitute a contract of employment between the Company or any Affiliate and any Participant, nor shall it interfere with the right of the Company or any Affiliate to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.
19.2.    Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.
19.3.    The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.
19.4.    Delivery of shares of Common Stock or of cash pursuant to the Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.
19.5.    Electronic Documentation and Signatures. Any reference in the Plan to election or enrollment forms, notices, authorizations or any other document to be provided in writing shall include the provision of any such form, notice, authorization or document by electronic means, including through the Company’s intranet, and any reference in the Plan to the signing of any document shall include the authentication of any such document provided in electronic form, in each case in accordance with procedures established by the Committee.

19.6.    Book-Entry and Electronic Transfer of Shares. Any reference in this Plan to the issuance or transfer of a stock certificate evidencing shares of Common Stock shall be deemed to include, in the Committee’s discretion, the issuance or transfer of such shares in book-entry or electronic form. Uncertificated shares of Common Stock shall be deemed delivered for all purposes of this Plan when the Company or its agent shall have provided to the recipient of the shares a notice of issuance or transfer by electronic mail (with proof of receipt) or by United States mail, and have recorded the issuance or transfer in its records.

STARTEK, INC.
8200 E. MAPLEWOOD AVE., SUITE 100
GREENWOOD VILLAGE, CO 80111

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	For	Against	Abstain
Nominees
1a	Arnaud Ajdler	☐	☐	☐

1b	Chad A. Carlson	☐	☐	☐

1c	Jack D. Plating	☐	☐	☐

1d	Benjamin L. Rosenzweig	☐	☐	☐

1e	Robert Sheft	☐	☐	☐

1f	Ed Zschau	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

		For	Against	Abstain

2	To ratify the appointment of EKS&H, LLLP as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

3	To approve, by non-binding vote, the compensation of our named executive officers.	☐	☐	☐

4	To approve the amendment and restatement of our 2008 Equity Incentive Plan.	☐	☐	☐

4	To approve the amendment and restatement of our Employee Stock Purchase Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

STARTEK, INC.
Annual Meeting of Stockholders
June 14, 2016 3:00 PM
This proxy is solicited by the Board of Directors

This proxy is furnished in connection with the solicitation by the Board of Directors of StarTek, Inc. of proxies for use at the 2016 Annual Meeting of Stockholders. The undersigned stockholder of StarTek, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Ed Zschau or Chad A. Carlson, and each of them, his or her attorney-in-fact and proxies (with full power of substitution in each), and authorizes each of them to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 14, 2016, at the offices of the Company at 3:00 p.m., and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated on the reverse side on proposals 1, 2, 3, 4 and 5 and in their discretion on all other matters coming before the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, 4, AND 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side